AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2005

                                             SECURITIES ACT FILE NO. 333-102365
                                     INVESTMENT COMPANY ACT FILE NO. 811-21276

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          |X|

                          PRE-EFFECTIVE AMENDMENT NO.                        | |

                         POST-EFFECTIVE AMENDMENT NO. 4                      |X|

                                     AND/OR

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                                |X|

                                 AMENDMENT NO. 6                             |X|
                        (CHECK APPROPRIATE BOX OR BOXES)


                        J.P. MORGAN FLEMING SERIES TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                   522 FIFTH AVENUE, NEW YORK, NEW YORK 10036
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 480-4111


                                Avery P. Maher, Esq.
                      J.P. Morgan Investment Management, Inc.
                                  522 Fifth Avenue
                              New York, New York 10036

                            COPIES TO:

  Counsel for the Fund:
JOHN E. BAUMGARDNER, Esq.                          Avery P. Maher, Esq.
   Sullivan & Cromwell          and      J.P. Morgan Investment Management, Inc.
    125 Broad Street                                522 Fifth Avenue
New York, New York 10004                        New York, New York 10036


APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective:
   (check appropriate box)

         | |     immediately upon filing pursuant to paragraph (b)
         |x|     on May 1st, 2005 pursuant to paragraph (b)
         | |     60 days after filing pursuant to paragraph (a)(1)
         | |     on (date) pursuant to paragraph (a)(1)
         | |     75 days after filing pursuant to paragraph (a)(2)
         | |     on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

         | | This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS MAY 1, 2005



JPMORGAN
MULTI-MANAGER
FUNDS


JPMORGAN MULTI-MANAGER SMALL CAP GROWTH FUND
JPMORGAN MULTI-MANAGER SMALL CAP VALUE FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


MULTI-MANAGER SMALL CAP GROWTH FUND                                         1

MULTI-MANAGER SMALL CAP VALUE FUND                                          8

THE FUNDS' MANAGEMENT AND ADMINISTRATION                                   15

HOW YOUR ACCOUNT WORKS                                                     21

  PURCHASING FUND SHARES                                                   21

  REDEEMING FUND SHARES                                                    23

  OTHER INFORMATION CONCERNING THE FUNDS                                   25

  DISTRIBUTIONS AND TAXES                                                  25

RISK AND REWARD ELEMENTS                                                   28

HOW TO REACH US                                                    BACK COVER

JPMORGAN MULTI-MANAGER SMALL CAP GROWTH FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 28-30.


THE FUND'S OBJECTIVE

The Fund seeks to provide long-term capital growth by investing in equity securities of small capitalization companies.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund will invest at least 80% of its Assets in equity securities of small-capitalization companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines small-capitalization companies as those with market capitalizations not greater than the largest companies in the Russell 2500(TM) Growth Index or a similar index at the time of purchase. Market capitalization is the total market value of a company's shares.

The Fund invests in a broad portfolio of equity securities that J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser") or a subadviser believes have strong earnings growth potential. A "growth" style strategy focuses on identifying securities that Fund management believes have above-average growth potential over a long-term time horizon.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, warrants to purchase common stocks, rights, investment company securities, trust or partnership interests and real estate investment trusts (REITs) (pooled investment vehicles that invest primarily in income producing real estate or loans related to real estate). The Fund may also invest in exchange-traded funds.

Under normal market conditions, the Fund will purchase only securities that are traded on national exchanges or in the over-the-counter market in the United States.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

The Fund may invest in derivatives, which are financial instruments whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge securities positions, to manage market risks or to increase the Fund's income or gain. Derivatives may also be used as substitutes for securities in which the Fund can invest. The Fund may also use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The Fund uses a "multi-manager" investment strategy. The Fund's investment adviser is JPMIM. JPMIM allocates portions of the Fund's Assets to several investment managers, called "subadvisers," who then manage their respective portions of the Assets under the general supervision of JPMIM.

JPMIM uses rigorous criteria to select subadvisers with proven track records to manage a portion of the Fund's Assets. In choosing the subadvisers and their allocations, JPMIM considers a number of factors, including market trends, its own outlook for a given market capitalization or investment style category, and the subadvisers' performance in various market conditions. By combining the strengths of different subadvisers, the Fund seeks to bring together a variety of stock selection processes and methodologies to achieve its investment objective.

In addition to selecting the subadvisers and allocating the Fund's Assets among them, JPMIM is responsible for monitoring and coordinating the overall management of the Fund. JPMIM reviews the Fund's portfolio holdings, evaluates the on-going performance of the subadvisers and monitors concentration in a particular security or industry.

In managing the Fund, the subadvisers apply an active equity management style. In selecting stocks, the subadvisers generally use their independent investment processes, with sector, capitalization and style limits depending on each subadviser's discipline. In determining whether to sell a stock, the subadvisers generally use the same type of analysis that it uses in buying a stock in order to

The following table identifies the subadvisers and their focus. For more details, see "The Funds' Management and Administration" section.


SUBADVISER                   SIZE OF COMPANIES   INVESTMENT STYLE   BENCHMARK INDEX*
---------------------------------------------------------------------------------------
BLACKROCK ADVISORS, INC.(1)  SMALL CAP           GROWTH             RUSSELL 2000 GROWTH

J. & W. SELIGMAN & CO.
INCORPORATED                 SMALL CAP           GROWTH             RUSSELL 2500 GROWTH

UBS GLOBAL ASSET
MANAGEMENT (AMERICAS) INC.   SMALL CAP           GROWTH             RUSSELL 2000 GROWTH

OBERWEIS ASSET
MANAGEMENT, INC.             SMALL CAP           GROWTH             RUSSELL 2000 GROWTH


*THE FUND'S BENCHMARK INDEX IS THE RUSSELL 2000 GROWTH INDEX.


(1) ON DECEMBER 8, 2004, THE BOARD OF TRUSTEES OF J.P. MORGAN FLEMING SERIES TRUST APPROVED AN INTERIM SUB-ADVISORY AGREEMENT WITH BLACKROCK ADVISORS, INC., WHICH BECAME EFFECTIVE ON JANUARY 31, 2005. FOR ADDITIONAL INFORMATION SEE "THE FUNDS' INVESTMENT ADVISER AND SUBADVISERS."

determine whether the stock is still an attractive investment opportunity.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if JPMIM or a subadviser's expectations regarding particular securities or markets are not met. Because each subadviser makes investment decisions independently, it is possible that the stock selection process of the subadvisers may not complement one another. As a result, the Fund's exposure to a given stock, industry or market capitalization could unintentionally be smaller or larger than intended.

The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

Because the Assets of this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes than securities of larger, more established companies, which may lead to more volatility in the prices of the securities. Small-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The market value of convertible and debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

Investing a substantial portion of its assets in money market instruments, repurchase agreements or U.S. government securities, including if the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Since the Fund is non-diversified, the Fund may invest in fewer stocks than a diversified fund. This concentration increases the risk of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

The Fund may from time to time invest 25% or more of its total assets in issuers that operate in a single industry sector (that is, issuers with principal business activities in related industries). An emphasis on industry sectors may cause the Fund to have returns that are more volatile than more diversified mutual funds.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT IN SMALL-CAPITALIZATION COMPANIES WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE APPLICABLE BENCHMARK INDEX OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record. The bar chart shows the performance of the Fund's shares for the past one year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares the performance to the Russell 2000 Growth Index, a broad-based securities market index and the Lipper Small-Cap Growth Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

2004   8.48%

BEST QUARTER 4th quarter, 2004     13.51%

WORST QUARTER 3rd quarter, 2004    -8.07%

(1) THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for the period ended December 31, 2004


                                                   PAST 1 YEAR   LIFE OF FUND(1)
------------------------------------------------  -------------  ---------------
RETURN BEFORE TAXES                                    8.48           29.27

RETURN AFTER TAXES ON DISTRIBUTIONS                    7.94           27.89

RETURN AFTER TAXES ON DISTRIBUTIONS AND
SALE OF FUND SHARES                                    5.49           24.39

RUSSELL 2000 GROWTH INDEX(R) (REFLECTS NO
DEDUCTIONS FOR FEES, EXPENSES OR TAXES)(2)            14.31           37.51

LIPPER SMALL-CAP GROWTH INDEX (REFLECTS NO
DEDUCTIONS FOR FEES, EXPENSES OR TAXES)(2)            10.78           33.59


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1)  THE FUND COMMENCED OPERATIONS ON 2/28/03.

(2)  INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SHARES

The expenses of the Fund before and after reimbursement are shown below.
The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM THE FUND'S ASSETS)


MANAGEMENT FEES                                                       0.85
DISTRIBUTION (RULE 12b-1) FEES                                        NONE
SHAREHOLDER SERVICE FEES                                              0.25
OTHER EXPENSES(1)                                                     0.26

TOTAL ANNUAL OPERATING EXPENSES                                       1.36
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                               NONE

NET EXPENSES                                                          1.36


(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE FUND (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.40% OF ITS AVERAGE DAILY NET ASSETS UNTIL 4/30/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

- net expenses through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Shares and your actual costs may be higher or lower.


                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------   ------   -------   -------   --------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)     138      431       745      1,635

JPMORGAN MULTI-MANAGER SMALL CAP VALUE FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 28-30.


THE FUND'S OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing in equity securities of small capitalization companies

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund will invest at least 80% of its Assets in equity securities of small-capitalization companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines small-capitalization companies as those with market capitalizations not greater than the largest companies in the Russell 2500(TM) Value Index or a similar index at the time of purchase. Market capitalization is the total market value of a company's shares.

The Fund will invest in a broad portfolio of common stocks that JPMIM or a subadviser believes are undervalued. A "value" style strategy focuses on identifying securities that Fund management believes are undervalued, for example, securities that have a current market price lower than what they are estimated to be worth, taking into consideration, but not limited to, such items as earnings, sales, cash flows, dividends and assets.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, warrants to purchase common stocks and real estate investment trusts (REITs) (pooled investment vehicles that invest primarily in income producing real estate or loans related to real estate). The Fund may also invest in exchange-traded funds.


Under normal market conditions, the Fund will purchase only securities that are traded on national exchanges or in the over-the-counter market in the United States.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

The Fund may invest in derivatives, which are financial instruments whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge securities positions, to manage market risks or to increase the Fund's income or gain. Derivatives may also be used as substitutes for securities in which the Fund can invest. The Fund may also use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The Fund uses a "multi-manager" strategy. The Fund's investment adviser is JPMIM. JPMIM allocates portions of the Fund's Assets to several investment managers, called "subadvisers," who then manage their respective portions of the Assets under the general supervision of JPMIM. JPMIM will also directly manage a portion of the Fund's assets.

JPMIM uses rigorous criteria to select subadvisers with proven track records to manage a portion of the Fund's Assets. In choosing the subadvisers and their allocations, JPMIM considers a number of factors, including market trends, its own outlook for a given market capitalization or investment style category, and the investment managers' performance in various market conditions. By combining the strengths of different subadvisers, the Fund seeks to bring together a variety of stock selection processes and methodologies to achieve its investment objective.

In addition to selecting the subadvisers and allocating the Fund's Assets among them, JPMIM is responsible for monitoring and coordinating the overall management of the Fund. JPMIM reviews the Fund's portfolio holdings, evaluates the on-going performance of the subadvisers and monitors concentration in a particular security or industry.

In managing the Fund, JPMIM and the subadvisers will apply an active equity management style. In selecting stocks, JPMIM and the subadvisers generally use their independent investment processes, with sector, capitalization and style limits depending on JPMIM and each subadviser's discipline. In determining whether to sell a stock, JPMIM and the subadvisers generally use the same type of analysis that they use in buying a stock in order to determine whether the stock is still an attractive investment opportunity.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

The following table identifies the investment managers and their focus. For more details, see "The Funds' Management and Administration" section.

ADVISER/SUBADVISER           SIZE OF COMPANIES   INVESTMENT STYLE   BENCHMARK INDEX*
--------------------------------------------------------------------------------------
J.P. MORGAN INVESTMENT
MANAGEMENT INC.              SMALL CAP           VALUE              RUSSELL 2000 VALUE

EARNEST PARTNERS, LLC        SMALL CAP           VALUE              RUSSELL 2000 VALUE

ICM ASSET MANAGEMENT, INC.   SMALL CAP           VALUE              RUSSELL 2500 VALUE

*THE FUND'S BENCHMARK INDEX IS THE RUSSELL 2000 VALUE INDEX.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if JPMIM's or a subadviser's expectations regarding particular securities or markets are not met. Because each investment manager makes investment decisions independently, it is possible that the stock selection process of the investment managers may not complement one another. As a result, the Fund's exposure to a given stock, industry or market capitalization could unintentionally be smaller or larger than intended.

The value of shares of the Fund will be influenced by market conditions as well as the performance of the companies selected for the Fund's portfolio.

Because the Assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes than securities of larger, more established companies, which may lead to more volatility in the prices of the securities. Small-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The market value of convertible and debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

Investing a substantial portion of its assets in money market instruments, repurchase agreements or U.S. government securities, including if the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Since the Fund is non-diversified, the Fund may invest in fewer stocks than a diversified fund. This concentration increases the risk of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

The Fund may from time to time invest 25% or more of its total assets in issuers that operate in a single industry sector (that is, issuers with principal business activities in related industries). An emphasis on industry sectors may cause the Fund to have returns that are more volatile than more diversified mutual funds.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT IN SMALL-CAPITALIZATION COMPANIES WITH CAPITAL APPRECIATION POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE APPLICABLE BENCHMARK INDEX OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record. The bar chart shows the performance of the Fund's shares for the past one year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares the performance to the Russell 2000 Value Index, a broad-based securities market index and the Lipper Small-Cap Value Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

2004   20.61%

BEST QUARTER 4th quarter, 2004     13.94%

WORST QUARTER 3rd quarter, 2004    -1.23%

(1) THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for the period ended December 31, 2004


                                                   PAST 1 YEAR   LIFE OF FUND(1)
------------------------------------------------   -----------   ---------------
RETURN BEFORE TAXES                                   20.61           42.02

RETURN AFTER TAXES ON DISTRIBUTIONS                   19.48           40.81

RETURN AFTER TAXES ON DISTRIBUTIONS AND
SALE OF FUND SHARES                                   14.07           35.88

RUSSELL 2000 VALUE INDEX(R) (REFLECTS NO
DEDUCTIONS FOR FEES, EXPENSES OR TAXES)(2)            22.25           41.95

LIPPER SMALL-CAP VALUE INDEX (REFLECTS NO
DEDUCTIONS FOR FEES, EXPENSES OR TAXES)(2)            20.65           41.67


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1)  THE FUND COMMENCED OPERATIONS ON 2/28/03.

(2)  INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SHARES

The expenses of the Fund before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM THE FUND'S ASSETS)


MANAGEMENT FEES                                                       0.85
DISTRIBUTION (RULE 12b-1) FEES                                        NONE
SHAREHOLDER SERVICE FEES                                              0.25
OTHER EXPENSES(1)                                                     0.26

TOTAL ANNUAL OPERATING EXPENSES                                       1.36
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                               NONE

NET EXPENSES                                                          1.36


(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMIM, THE FUND'S ADMINISTRATOR AND DISTRIBUTOR AGREE THAT THEY WILL WAIVE FEES OR REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE FUND (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.40% OF ITS AVERAGE DAILY NET ASSETS UNTIL 4/30/06. IN ADDITION, THE FUND'S SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

- net expenses through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Shares and your actual costs may be higher or lower.


                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------   ------   -------   -------   --------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)     138      431       745      1,635

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Multi-Manager Small Cap Growth Fund and Multi-Manager Small Cap Value Fund (the "Funds") are each a series of J.P. Morgan Fleming Series Trust, a Massachusetts business trust (the "Trust"). The Trust is governed by Trustees who are responsible for overseeing all business activities of the Funds.

THE FUNDS' INVESTMENT ADVISER AND SUBADVISERS

JPMIM is the investment adviser for the Funds. Pursuant to the Investment Advisory Agreement with each Fund and subject to the overall direction of the Funds' Board of Trustees, JPMIM is responsible for managing each Fund's investment program in conformity with the stated investment objective and policies of each Fund, as described in this Prospectus. JPMIM is located at 522 Fifth Avenue, New York, NY 10036. JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan Chase"), a bank holding company.

During the most recent fiscal year ended 12/31/04, the Adviser was paid management fees (net of waivers) as shown below, as a percentage of average daily net assets:

FUND                                                            %
------------------------------------------------------------   ----
MULTI-MANAGER SMALL CAP GROWTH FUND                            0.85

MULTI-MANAGER SMALL CAP VALUE FUND                             0.85

JPMIM serves as the "manager of managers" for the Funds and has responsibility for monitoring and coordinating the overall management of the Funds. In this capacity, JPMIM: (i) evaluates, selects, and recommends to the Trustees subadvisers needed to manage all or part of the Assets of the Funds; (ii) reviews the Funds' portfolio holdings and monitors concentration in a particular security or industry; (iii) monitors and evaluates the subadvisers' investment programs and results as well as the performance of subadvisers relative to the applicable benchmark indexes; and (iv) reviews the Funds' compliance with their investment objectives, investment strategies, policies and restrictions. Joel Levin, Vice President at JPMorgan Chase, is the portfolio manager providing these services to the JPMorgan Multi-Manager Small Cap Value Fund and the JPMorgan Multi-Manager Small Cap Growth Fund. In addition to his portfolio management role, Mr. Levin is a due diligence analyst responsible for researching, selecting and monitoring third party investment managers for the JPMorgan Private Bank. Mr. Levin has been with JPMorgan Chase for over 7 years, prior to which he worked for GHM Inc., a specialist firm on the American Stock Exchange. Joel holds a B.A. degree in Political Science from New York University.

JPMIM also directly manages certain portions of the Multi-Manager Small Cap Value Fund (see table below). Subject to the foregoing, with the approval of the Trust's Trustees and the initial shareholder of each Fund, JPMIM has selected and employed unaffiliated subadvisers to perform the day-to-day management of each Fund. The subadvisers, and JPMIM to the extent it directly manages certain portions of the Multi-Manager Small Cap Value Fund, are responsible for deciding which securities to purchase and sell for their respective portions of the Funds and for placing orders for the Funds' transactions.

The Funds and JPMIM expect to apply for an exemptive order of the Securities and Exchange Commission ("SEC") granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which JPMIM will, subject to supervision and approval of the Funds' Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable Fund. The Funds and JPMIM will therefore have the right to hire, terminate, or replace subadvisers without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisers with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. JPMIM will continue to have the ultimate responsibility to oversee the subadvisers and recommend their hiring, termination and replacement. There can be no guarantee that the Funds and JPMIM will obtain this order from the SEC.

Shareholders will be notified of any changes in subadvisers. Shareholders of a Fund have the right to terminate a subadvisory agreement for a Fund at any time by a vote of the majority of the outstanding voting securities of such Fund. The order also will permit the Funds to disclose to shareholders the management fees only in the aggregate for each Fund.


On December 8, 2004 the Board of Trustees approved an interim sub-advisory agreement with BlackRock Advisors, Inc. ("BlackRock") which became effective on January 31, 2005, upon the closing of the acquisition by BlackRock, Inc., BlackRock's parent company, of State Street Research & Management Company ("State Street Research") as part of the sale of the asset management business by State Street Research's parent company, Metlife, Inc. The interim sub-advisory agreement with BlackRock is substantially identical to the previous sub-advisory agreement with State Street Research and will remain in effect for up to 150 days. During such time a proxy proposal will be submitted to shareholders to approve a new sub-advisory agreement with BlackRock.


BlackRock, J. & W. Seligman & Co. Incorporated ("Seligman"), UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and Oberweis Asset Management, Inc. ("Oberweis") are the subadvisers for the JPMorgan Multi-Manager Small Cap Growth Fund. Each is responsible for the day-to-day investment decisions of its portion of this Fund. The allocation of the Assets of the JPMorgan Multi-Manager Small Cap Growth Fund among BlackRock, Seligman, UBS Global AM and Oberweis will be determined by the Adviser, subject to the review of the Board of Trustees. JPMIM, not the Fund, will pay the subadvisers for their services.

EARNEST Partners, LLC ("EARNEST") and ICM Asset Management, Inc. ("ICM") are the subadvisers for the JPMorgan Multi-Manager Small Cap Value Fund. JPMIM will also directly manage a portion of the Fund. JPMIM and the subadvisers are responsible for the day-to-day investment decisions of this Fund. The allocation of the Assets of the JPMorgan Multi-Manager Small Cap Value Fund among EARNEST, ICM and JPMIM will be determined by the Adviser, subject to the review of the Board of Trustees. JPMIM, not the Fund, will pay the subadvisers for their services.

During the fiscal year ended 12/31/04 JPMIM paid the relevant subadvisers for each Fund a sub-advisory fee as shown below, as a percentage of such Fund's average daily net assets:

FUND                       SUB-ADVISER                               SUB-ADVISORY FEE
-------------------------------------------------------------------------------------
MULTI-MANAGER              STATE STREET RESEARCH &
SMALL CAP GROWTH FUND      MANAGEMENT COMPANY                        0.55%

MULTI-MANAGER
SMALL CAP GROWTH FUND      J. & W. SELIGMAN & CO. INCORPORATED       0.55%

MULTI-MANAGER              UBS GLOBAL ASSET MANAGEMENT
SMALL CAP GROWTH FUND      (AMERICAS) INC.                           0.55%

MULTI-MANAGER              OBERWEIS ASSET
SMALL CAP GROWTH FUND      MANAGEMENT, INC.                          0.55%

MULTI-MANAGER
SMALL CAP VALUE FUND       EARNEST PARTNERS, LLC                     0.55%

MULTI-MANAGER
SMALL CAP VALUE FUND       ICM ASSET MANAGEMENT, INC.                0.55%


PORTFOLIO MANAGERS

The table below illustrates each Fund's subadvisers and the individual(s) who will serve as portfolio manager for each subadviser's portion of Fund Assets. The Funds' Statement of Additional Information provides information about the other accounts managed by the portfolio managers, if any, the structure of their compensation and their ownership of Fund securities.


JPMORGAN MULTI-MANAGER SMALL CAP GROWTH FUND


                               YEAR FOUNDED/ASSETS
SUBADVISER                     UNDER MANAGEMENT                   PORTFOLIO                  EMPLOYMENT
AND ADDRESS                    AS OF DECEMBER 31, 2004            MANAGER(S)                 EXPERIENCE
-----------------------------------------------------------------------------------------------------------------------------------
BLACKROCK ADVISORS, INC.       1988                               NEIL WAGNER                MR. WAGNER HEADS BLACKROCK'S SMALL AND
ONE FINANCIAL CENTER           $342 BILLION                       MANAGING DIRECTOR          MID-CAP GROWTH EQUITY TEAM. PRIOR TO
BOSTON, MA 02111                                                                             JOINING BLACKROCK ADVISORS IN APRIL
                                                                                             2002, MR. WAGNER WORKED AT
                                                                                             MASSACHUSETTS FINANCIAL SERVICES
                                                                                             (MFS), FOCUSING ON SMALL AND MID-CAP
                                                                                             EQUITIES. MR. WAGNER JOINED MFS AS A
                                                                                             RESEARCH ANALYST IN 1998 AND BECAME A
                                                                                             PORTFOLIO MANAGER THERE IN 2000. PRIOR
                                                                                             TO THAT, HE WAS A SENIOR EQUITY
                                                                                             RESEARCH ANALYST AT DFS ADVISORS LLC
                                                                                             FROM 1997 TO 1998.

                               YEAR FOUNDED/ASSETS
SUBADVISER                     UNDER MANAGEMENT                   PORTFOLIO                  EMPLOYMENT
AND ADDRESS                    AS OF DECEMBER 31, 2004            MANAGER(S)                 EXPERIENCE
-----------------------------------------------------------------------------------------------------------------------------------
J. & W. SELIGMAN & CO.         1864                               FREDERICK J. RUVKUN        MANAGING DIRECTOR OF J. & W. SELIGMAN
INCORPORATED                   $21.5 BILLION                      MANAGING DIRECTOR          AND HEAD OF THE SELIGMAN SMALL COMPANY
100 PARK AVENUE                                                                              GROWTH TEAM. PRIOR TO JOINING SELIGMAN
NEW YORK, NY 10017                                                                           IN 1997, MR. RUVKUN WAS A PORTFOLIO
                                                                                             MANAGER AT BESSEMER TRUST.

                                                                  MICHAEL J. ALPERT          INVESTMENT OFFICER OF SELIGMAN, JOINED
                                                                  SENIOR VICE PRESIDENT      SELIGMAN IN AUGUST 1999. MR. ALPERT
                                                                                             PROVIDES ASSISTANCE TO MR. RUVKUN IN
                                                                                             MANAGING THE SELIGMAN ADVISED ASSETS
                                                                                             THROUGH HIS RESEARCH AND CONTRIBUTIONS
                                                                                             TO THE INVESTMENT DECISIONS FOR
                                                                                             SMALL-CAP SECURITIES.

                                                                  STEPHAN B. YOST            INVESTMENT OFFICER OF SELIGMAN, JOINED
                                                                  SENIOR VICE PRESIDENT      SELIGMAN IN MARCH 2001. PREVIOUSLY,
                                                                                             MR. YOST WAS A PORTFOLIO MANAGER AT
                                                                                             DAWSON SAMBERG CAPITAL MANAGEMENT FROM
                                                                                             1999 TO 2000 WHERE HE WAS RESPONSIBLE
                                                                                             FOR HEALTH CARE AND FINANCIAL EQUITY
                                                                                             SELECTION. MR. YOST PROVIDES
                                                                                             ASSISTANCE TO MR. RUVKUN IN MANAGING
                                                                                             THE SELIGMAN ADVISED ASSETS THROUGH
                                                                                             HIS RESEARCH AND CONTRIBUTIONS TO THE
                                                                                             INVESTMENT DECISIONS WITH RESPECT TO
                                                                                             COMPANIES IN THE HEALTH CARE AND
                                                                                             HEALTH CARE RELATED INDUSTRIES.

                               YEAR FOUNDED/ASSETS
SUBADVISER                     UNDER MANAGEMENT                   PORTFOLIO                  EMPLOYMENT
AND ADDRESS                    AS OF DECEMBER 31, 2004            MANAGER(S)                 EXPERIENCE
-----------------------------------------------------------------------------------------------------------------------------------
UBS GLOBAL ASSET               1972                               PAUL A. GRAHAM, JR.,       MR. GRAHAM IS RESPONSIBLE FOR ALL
MANAGEMENT (AMERICAS)          UBS GLOBAL AM:                     CFA                        ASPECTS OF US GROWTH EQUITIES'
INC. ("UBS GLOBAL AM")         APPROXIMATELY $61.26 BILLION       MANAGING DIRECTOR          INVESTMENT PHILOSOPHY, PROCESS AND
1 N. WACKER DR.                                                                              PORTFOLIO CONSTRUCTION. HE IS ALSO
CHICAGO, IL 60606              UBS GLOBAL AM, A SUBSIDIARY OF                                RESPONSIBLE FOR OVERSEEING AND
                               UBS AG, IS A MEMBER OF THE                                    MANAGING US SMALL/MID CAP GROWTH
                               UBS GLOBAL ASSET MANAGEMENT                                   EQUITY PORTFOLIOS. MR. GRAHAM HAS HELD
                               BUSINESS GROUP (THE "GROUP")                                  PORTFOLIO MANAGEMENT RESPONSIBILITIES
                               OF UBS AG. AS OF DECEMBER 31,                                 WITH THE FIRM SINCE 1994. FOR EIGHT
                               2004, THE GROUP HAD                                           YEARS PRIOR TO JOINING THE FIRM, HE
                               APPROXIMATELY $527.4 BILLION                                  SERVED AS A SMALL CAP PORTFOLIO
                               UNDER MANAGEMENT                                              MANAGER AND RESEARCH ANALYST AT VALUE
                                                                                             LINE ASSET MANAGEMENT.

                                                                  DAVID N. WABNIK            MR. WABNIK IS RESPONSIBLE FOR
                                                                  EXECUTIVE DIRECTOR         OVERSEEING AND MANAGING THE US
                                                                                             SMALL/MID CAP GROWTH EQUITY
                                                                                             PORTFOLIOS. MR. WABNIK HAS BEEN A
                                                                                             PORTFOLIO MANAGER WITH THE FIRM SINCE
                                                                                             1995. HE SERVED AS A SMALL CAP
                                                                                             PORTFOLIO MANAGER/SENIOR RESEARCH
                                                                                             ANALYST WITH VALUE LINE ASSET
                                                                                             MANAGEMENT FOR FOUR YEARS PRIOR TO
                                                                                             JOINING THE FIRM. HE ALSO SERVED AS A
                                                                                             TAX ACCOUNTANT AND FINANCIAL ADVISOR
                                                                                             AT MORGAN STANLEY & CO.

OBERWEIS ASSET                 1989                               JAMES W. OBERWEIS          PRESIDENT OF OBERWEIS ASSET
MANAGEMENT, INC.               $925 MILLION                       PRESIDENT AND              MANAGEMENT, INC. AND HAS SERVED AS
951 ICE CREAM DRIVE                                               PORTFOLIO MANAGER          PORTFOLIO MANAGER OF THE OBERWEIS
NORTH AURORA, IL 60542                                                                       FUNDS SINCE 1996.


JPMORGAN MULTI-MANAGER SMALL CAP VALUE FUND


ADVISER/                       YEAR FOUNDED/ASSETS
SUBADVISER                     UNDER MANAGEMENT                   PORTFOLIO                  EMPLOYMENT
AND ADDRESS                    AS OF DECEMBER 31, 2004            MANAGER(S)                 EXPERIENCE
-----------------------------------------------------------------------------------------------------------------------------------
J.P. MORGAN INVESTMENT         1984                               CHRISTOPHER BLUM           PORTFOLIO MANAGER IN THE U.S. SMALL
MANAGEMENT INC.                $170.2 BILLION                     MANAGING DIRECTOR          CAP EQUITY GROUP. PRIOR TO REJOINING
522 FIFTH AVENUE                                                  AND PORTFOLIO              JPMIM IN 2001, MR. BLUM WAS A RESEARCH
NEW YORK, NY 10036                                                MANAGER                    ANALYST AT POMONA CAPITAL FROM
                                                                                             SEPTEMBER 1999 TO JUNE 2001. PRIOR TO
                                                                                             THAT, HE WORKED IN THE U.S. STRUCTURED
                                                                                             EQUITY GROUP AT JPMIM FOR THREE YEARS.

EARNEST PARTNERS, LLC          1998                               PAUL VIERA                 EARNEST FOUNDER AND CEO, PAUL VIERA
75 14TH STREET                 $13.9 BILLION                      CEO AND PORTFOLIO          HAS OVER 23 YEARS OF INVESTMENT
SUITE 2300                                                        MANAGER                    EXPERIENCE.
ATLANTA, GEORGIA 30309

ICM ASSET MANAGEMENT, INC.     1981                               JAMES SIMMONS              ICM FOUNDER AND CIO, JAMES SIMMONS HAS
601 WEST MAIN AVENUE           $2.2 BILLION                       PRESIDENT AND CIO          OVER 30 YEARS OF INDUSTRY EXPERIENCE.
SUITE 600
SPOKANE, WASHINGTON 99201

                                                                  KEVIN JONES                SENIOR PORTFOLIO MANAGER WITH OVER 17
                                                                  SENIOR VICE PRESIDENT      YEARS OF INDUSTRY EXPERIENCE.

THE FUNDS' ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT

JPMorgan Funds Management, Inc. (the "Administrator") provides administrative services and oversees the Funds' other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

THE FUNDS' SHAREHOLDER SERVICING AGENT

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Shares of the Funds held by investors serviced by the shareholder servicing agent. JPMDS may enter into services agreements with certain Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW YOUR ACCOUNT WORKS

PURCHASING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you purchase shares of these Funds. The price you pay for your shares is the net asset value
(NAV) per share of the applicable Fund. NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a Fund (minus Fund liabilities) by the number of outstanding shares in that Fund. The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board of Trustees, determines that use of another fair valuation methodology is appropriate.

Each Fund calculates its NAV once each day following the close of the New York Stock Exchange (NYSE) at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

Only qualified investors may purchase shares. Qualified Fund investors are trusts, fiduciary accounts, investment management and other investment clients of JPMorgan Chase Bank or its affiliates ("Financial Intermediary").

Tell your JPMorgan Client Manager which Funds you want to purchase and he or she will contact us. Only purchase orders accepted by your Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. It is the responsibility of your Financial Intermediary to send your purchase order to the Funds. Your Financial Intermediary may impose different minimum investments and an earlier cut-off time to purchase shares.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced

Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

Federal law requires a fund to obtain, verify and record an accountholder's name, date of birth (for a natural person), residential street address or principal place of business and Social Security Number, Employer Identification Number or other government-issued identification when opening an account. The fund may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by the fund, its transfer agent, shareholder servicing agent or its financial intermediaries to attempt to verify the accountholder's identity. The fund may not be able to establish an account if the accountholder does not provide the necessary information. In addition, the fund may suspend or limit account transactions while it is in the process of attempting to verify the accountholder's identity. If the fund is unable to verify the accountholder's identity after an account is established, the fund may be required to involuntarily redeem the accountholder's shares and close the account. Losses associated with such involuntary redemption may be borne by the investor.

MINIMUM INVESTMENTS

Investors must buy a minimum $1,000,000 worth of Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. Each Fund may waive this minimum at its discretion.

REDEEMING FUND SHARES

You may redeem some or all of your shares through your JPMorgan Client Manager on any day that the Funds are open for business.

When you redeem your shares, you will receive the NAV per share next calculated after your Financial Intermediary accepts your redemption order. Redemption orders accepted by your Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Tell your JPMorgan Client Manager which Funds you want to sell. He or she will send all necessary documents to the JPMorgan Funds Services. Your Financial Intermediary must accept your order by the close of regular trading on the NYSE in order for us to process your order at that day's price. Your Financial Intermediary may charge you for this service.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares.


You may need to have a medallion signature guarantee if you want your payment sent to an address, bank account or payee other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.


Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may suspend your ability to redeem when:

1.   Trading on the NYSE is restricted;

2.   The NYSE is closed (other than weekend and holiday closings);

3.   Federal securities laws permit;

4.   The SEC has permitted a suspension; or

5.   An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

REDEMPTIONS-IN-KIND

Although redemptions will generally be made in cash, each Fund reserves the right to make redemptions in securities as permitted by applicable law.

EXCHANGING FUND SHARES

You can exchange your Fund Shares for Select Class Shares of certain other JPMorgan Funds. Call your Client Manager for details.

All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you. You should talk to your tax advisor before making an exchange.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account.

The Funds will accept telephone instructions from your Financial Intermediary. You may authorize your Financial Intermediary to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, your Financial Intermediary has a responsibility to take reasonable precautions to confirm that the instructions are genuine. The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for identification. If the Funds use reasonable procedures to confirm that instructions were received from persons at the Financial Intermediary authorized to process telephone requests, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

Your Client Manager may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. Your Client Manager can mail us your instructions. We may modify or cancel the sale of shares by phone without notice.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds generally declare and pay any net investment income and net capital gains at least annually.

You have three options for your distributions. You may:

-    reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by each Fund will generally be limited to the aggregate of the eligible dividends received by a Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the

Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by a Fund from sources in foreign jurisdictions may have taxes withheld at the source.

The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Funds will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Funds will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.


The Funds' top ten holdings as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's over-all risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help a Fund manage risk.


POTENTIAL RISKS                     POTENTIAL REWARDS                        POLICIES TO BALANCE RISK AND REWARD
----------------------------------  ---------------------------------------  -----------------------------------------------------
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
-  When the Fund buys securities    -  The Fund can take advantage of        -  The Fund segregates liquid assets to
   before issue or for delayed         attractive transaction opportunities     offset leverage risk
   delivery, it could be exposed
   to leverage risk if it does not
   segregate liquid assets

SHORT-TERM TRADING
-  Increased trading could raise    -  The Fund could realize gains in a     -  The Fund generally avoids short-term trading,
   the Fund's brokerage and            short period of time                     except to take advantage of attractive or
   related costs                    -  The Fund could protect against           unexpected opportunities or to meet demands
-  Increased short-term capital        losses if a stock is overvalued          generated by shareholder activity
   gains distributions could           and its value later falls
   raise shareholders' income tax
   liability. Such an increase in
   transaction costs and/or tax
   liability, if not offset by
   gains from short-term trading,
   would reduce a Fund's returns

DERIVATIVES
-  Derivatives such as futures,     -  Hedges that correlate well with       -  The Fund uses derivatives, such as futures,
   options, swaps, and forward         underlying positions can reduce          options, swaps, and forward foreign currency
   foreign currency contracts(1)       or eliminate losses at low cost          contracts, for hedging and for risk management
   that are used for hedging the    -  The Fund could make money and            (i.e., to establish or adjust exposure to
   portfolio or specific               protect against losses if                particular securities, markets or currencies);
   securities may not fully offset     management's analysis proves             risk management may include management of the
   the underlying positions and        correct                                  Fund's exposure relative to its benchmark. The
   this could result in losses to   -  Derivatives that involve                 Fund may also use derivatives in an effort to
   the Fund that would not have        leverage could generate                  produce increased income or gain
   otherwise occurred                  substantial gains at low cost         -  The Fund only establishes hedges that it expects
-  Derivatives used for risk                                                    will be highly correlated with underlying
   management or to increase the                                                positions
   Fund's gain may not have                                                  -  While the Fund may use derivatives that
   the intended effects and may                                                 incidentally involve leverage, it does not use
   result in losses or missed                                                   them for the specific purpose of leveraging its
   opportunities                                                                Portfolio
-  The counterparty to a
   derivatives contract could
   default
-  Derivatives that involve
   leverage could magnify losses
-  Certain types of derivatives
   involve costs to the Fund which
   can reduce returns
-  Derivatives may, for tax
   purposes, affect the character
   of gain and loss realized by
   the Fund, accelerate
   recognition of income to the
   Fund, affect the holding period
   of the Fund's assets and defer
   recognition of certain of the
   Fund's losses


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                     POTENTIAL REWARDS                        POLICIES TO BALANCE RISK AND REWARD
----------------------------------  ---------------------------------------  -----------------------------------------------------
SECURITIES LENDING
-  When the Fund lends a security,  -  The Fund may enhance income           -  The Adviser maintains a list of approved
   there is a risk that the loaned     through the investment of the            borrowers
   security may not be returned if     collateral received from the          -  The Fund receives collateral equal to at least
   the borrower or the lending         borrower                                 100% of the current value of the securities
   agent defaults                                                               loaned plus accrued interest
-  The collateral will be subject                                            -  The agents indemnify the Fund against borrower
   to the risks of the securities                                               default
   in which it is invested                                                   -  The Adviser's collateral investment guidelines
                                                                                limit the quality and duration of collateral
                                                                                investment to minimize losses
                                                                             -  Upon recall, the borrower must return the
                                                                                securities loaned within the normal settlement
                                                                                period

MARKET CONDITIONS
-  Each Fund's share price and      -  Stocks have generally outperformed    -  Under normal circumstances each Fund plans to
   performance will fluctuate in       more stable investments (such as         remain fully invested in accordance with its
   response to stock and/or bond       bonds and cash equivalents) over the     policies. Equity investments may include common
   market movements                    long term                                stocks, convertible securities, preferred stocks,
-  Adverse market conditions may                                                depositary receipts (such as ADRs and EDRs), trust
   from time to time cause a Fund                                               or partnership interests, warrants, rights and
   to take temporary defensive                                                  investment company securities including
   positions that are inconsistent                                              exchange-traded funds
   with its principal investment                                             -  Each Fund may invest uninvested cash in
   strategies and may hinder the                                                affiliated money market funds
   Fund from achieving its                                                   -  Each Fund seeks to limit risk and enhance
   investment objective                                                         performance through active management
                                                                             -  During severe market downturns or other unusual
                                                                                circumstances (such as out-of-the ordinary
                                                                                redemptions), each Fund has the option of
                                                                                investing up to 100% of its assets in high
                                                                                quality short-term investments

MANAGEMENT CHOICES
-  The Fund could underperform its  -  The Fund could outperform its         -  The Adviser and each subadviser focuses its active
   benchmark due to its                benchmark due to these same choices      management on securities selection, the area where
   securities and asset                                                         it believes its commitment to research can most
   allocation choices                                                           enhance returns and manage risks in a consistent
                                                                                way

FOREIGN INVESTMENTS
-  Currency exchange rate           -  Favorable exchange rate movements     -  Each Fund anticipates that its foreign investments
   movements could reduce gains or     could generate gains or reduce           will not exceed 10% of total Assets.
   create losses                       losses                                -  The Funds actively manage the currency exposure
-  The Fund could lose money        -  Foreign investments, which represent     of their foreign investments relative to their
   because of foreign government       a major portion of the world's           benchmarks, and may hedge back into the U.S. dollar
   actions, political instability,     securities, offer attractive             from time to time (see also "Derivatives"); these
   or lack of adequate and/or          potential performance and                currency management techniques may not be available
   accurate information                opportunities for diversification        for certain emerging markets investments
-  Currency and investment risks    -  Emerging markets can offer higher
   tend to be higher in emerging       returns
   markets; these markets also
   present higher liquidity and
   valuation risks

POTENTIAL RISKS                     POTENTIAL REWARDS                        POLICIES TO BALANCE RISK AND REWARD
----------------------------------  ---------------------------------------  ------------------------------------------------------
ILLIQUID HOLDINGS
-  The Fund could have difficulty   -  These holdings may offer more         -  The Fund may not invest more than 15% of net assets
   valuing these holdings              attractive yields or potential           in illiquid holdings
   precisely                           growth than comparable widely         -  To maintain adequate liquidity to meet redemptions,
-  The Fund could be unable to         traded securities                        each Fund may hold high quality short-term
   sell these holdings at the time  -  These holdings may offer more            securities (including repurchase agreements) and,
   or price it desires                 attractive yields or potential           for temporary or extraordinary purpose, may borrow
                                       growth than comparable widely            from banks up to 33 1/3% of the value of its total
                                       traded securities                        assets or draw on a line of credit

ETFs AND OTHER INVESTMENT
COMPANIES
-  If a Fund invests in shares of   -  Helps to manage smaller cash flows    -  Absent an exemptive order of the Securities and
   another investment company,      -  Investing in ETFs offers instant         Exchange Commission (the "SEC"), a Fund's
   shareholders would bear not         exposure to an index or a broad          investments in other investment companies,
   only their proportionate share      range of markets, sectors,               including ETFs, are subject to percentage
   of the Fund's expenses, but         geographic regions and industries        limitations of the Investment Company Act of 1940
   also similar expenses of the                                                 ("1940 Act")
   investment company                                                        -  An SEC exemptive order granted to various iShares
-  The price movement of an ETF may                                             funds (which are ETFs) and their investment adviser
   not track the underlying index,                                              permits each Fund to invest beyond the 1940 Act
   market, sector, regions or                                                   limits, subject to certain terms and conditions,
   industries and may result in a                                               including a finding of the Fund's Board that the
   loss                                                                         advisory fees charged by the Fund's adviser are
                                                                                for services that are in addition to, and not
                                                                                duplicative of, the advisory services provided to
                                                                                those ETFs
                                                                             -  An SEC exemptive order granted to the Funds permits
                                                                                each Fund to invest its uninvested cash, up to 25%
                                                                                of its assets, in one or more affiliated money
                                                                                market funds if the adviser waives and/or
                                                                                reimburses its advisory fee from the Fund in an
                                                                                amount sufficient to offset any doubling up of
                                                                                investment advisory, shareholder servicing and
                                                                                administrative fees

(1) Under the 1940 Act, a Fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, a Fund's aggregate investments in other investment companies are restricted as follows: no more than 5% of the Fund's total assets when the Fund invests in another investment company; and no more than 10% of its total assets when the Fund invests in two or more investment companies.

JPMORGAN MULTI-MANAGER FUNDS

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.


In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the JPMorgan Funds (but not of J.P. Morgan Fleming Series Trust) and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the JPMorgan Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the period from 2/28/03 through 12/31/03 and the past one year. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

JPMORGAN FUNDS
Financial Highlights



                                                                              MULTI-MANAGER             MULTI-MANAGER
                                                                                SMALL CAP                 SMALL CAP
                                                                               GROWTH FUND               VALUE FUND
                                                                         -----------------------   -----------------------
                                                                           1/1/04      2/28/03*      1/1/04      2/28/03*
                                                                          THROUGH      THROUGH      THROUGH      THROUGH
PER SHARE OPERATING PERFORMANCE:                                          12/31/04     12/31/03     12/31/04     12/31/03
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $    14.15   $    10.00   $    15.47   $    10.00
--------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income (loss)                                             (0.16)@      (0.11)@      (0.05)@      (0.02)@
     Net gains or losses on securities (both realized and unrealized)          1.33         4.86         3.20         5.81
                                                                         ----------   ----------   ----------   ----------
     Total from investment operations                                          1.17         4.75         3.15         5.79
                                                                         ----------   ----------   ----------   ----------
   Less distributions:
     Distributions from capital gains                                          0.20         0.60         0.78         0.32
                                                                         ----------   ----------   ----------   ----------
     Total distributions                                                       0.20         0.60         0.78         0.32
                                                                         ----------   ----------   ----------   ----------
Net asset value, end of period                                           $    15.12   $    14.15   $    17.84   $    15.47
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (b)                                                               8.48%       47.78%       20.61%       58.01%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (millions)                                $      291   $      201   $      388   $      215
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
     Net expenses                                                              1.40%        1.40%        1.40%        1.40%
--------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                             (1.10%)      (1.02%)      (0.32%)      (0.21%)
--------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers and earnings credits                             1.41%        1.56%        1.41%        1.58%
--------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss) without waivers and earnings credits        (1.11%)      (1.18%)      (0.33%)      (0.39%)
--------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE (b)                                                     170%         138%          46%          34%
--------------------------------------------------------------------------------------------------------------------------



*   Commencement of operations.
@   Calculated based upon average shares outstanding.
(b) Not annualized for periods less than one year.
#   Short periods have been annualized.

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this Prospectus. This means, by law, it is considered to be part of this Prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


             The Funds' Investment Company Act File No. is 811-21276

             (C) JPMorgan Chase & Co. All Rights Reserved. May 2005

                                                [JPMORGAN ASSET MANAGEMENT LOGO]

PR-MULTI-505

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION

                                                               DATED MAY 1, 2005


                          JPMORGAN MULTI-MANAGER FUNDS

                        J.P. MORGAN FLEMING SERIES TRUST

                  JPMORGAN MULTI-MANAGER SMALL CAP GROWTH FUND
                   JPMORGAN MULTI-MANAGER SMALL CAP VALUE FUND


This Statement of Additional Information ("SAI") is not a prospectus, but contains additional information which should be read in conjunction with the Prospectus (the "Prospectus") dated May 1, 2005 for the JPMorgan Multi-Manager Small Cap Growth Fund and JPMorgan Multi-Manager Small Cap Value Fund as supplemented from time to time. The Prospectus is available, without charge upon request by contacting JPMorgan Distributon Services, Inc., the Funds' distributor ("JPMDS" or the "Distributor") at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

For more information about your account and financial statements, simply call your Client Manager or call or write JPMorgan Funds Services at:

                             JPMorgan Funds Services
                                  P.O. Box 8528
                              Boston, MA 02266-8528
                                 1-800-480-4111

                                                                   SAI-MULTI-505

                                TABLE OF CONTENTS


                                                                            PAGE
General                                                                        3
Investment Policies and Restrictions                                           3
Fundamental Investment Restrictions                                           11
Trustees and Principal Officers of the Trust                                  13
Code of Ethics                                                                18
Proxy-Voting Procedures and Guidelines                                        19
Portfolio Holdings Disclosure                                                 25
The Adviser & Subadvisers                                                     26
Portfolio Managers                                                            36
Administrator                                                                 46
Distributor                                                                   47
Shareholder Servicing Agents                                                  47
Transfer Agent                                                                49
Custodian                                                                     49
Financial Intermediaries                                                      50
Cash Compensation to Financial Intermediaries                                 50
Independent Registered Public Accounting Firm                                 51
Expenses                                                                      51
Purchases, Redemptions and Exchanges                                          51
Dividends and Distributions                                                   52
Net Asset Value                                                               53
Distributions and Tax Matters                                                 54
Portfolio Transactions                                                        59
Massachusetts Trust                                                           62
Description of Shares                                                         63
Additional Information                                                        64
Financial Statements                                                          65

                                     GENERAL

JPMorgan Multi-Manager Small Cap Growth Fund ("Multi-Manager Small Cap Growth Fund") and JPMorgan Multi-Manager Small Cap Value Fund ("Multi-Manager Small Cap Value Fund") (each a "Fund" and collectively, the "Funds") are each a series of J.P. Morgan Fleming Series Trust (the "Trust"), an open-end management investment company formed as a Massachusetts business trust on December 23, 2002. The Funds are non-diversified as defined in the Investment Company Act of 1940. Each Fund is managed by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser"). Decisions concerning the investment and reinvestment of the assets of each Fund will normally be made by at least three investment managers (each, a "Subadviser"), each of which will be responsible for advising a separate portion of the Fund's assets. JPMIM will also directly manage certain portions of the Multi-Manager Small Cap Value Fund in place of a Subadviser. The Subadvisers will consist of professional investment advisers selected by the Adviser subject to the review and approval of the Trust's Board of Trustees. In choosing Subadvisers, the Adviser will seek to obtain, within each Fund's overall objective, a variety of stock selection processes and methodologies. The Trustees of the Trust have authorized the issuance and sale of Shares for the Funds.

This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.


This SAI provides additional information with respect to the Funds and should be read in conjunction with the Funds' current Prospectus. Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A., an affiliate of the Advisers or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.


                      INVESTMENT POLICIES AND RESTRICTIONS

The Prospectus sets forth the investment objectives and policies of the Funds. The following information supplements and should be read in conjunction with the related sections of the Prospectus.

EQUITY SECURITIES. The equity securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

Preferred stock are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the corporation's earnings or assets.

The convertible securities in which the Funds may invest include any debt securities or preferred stock, which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors but senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors but senior to the claims of common shareholders.

DEPOSITARY RECEIPTS. Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

BANK OBLIGATIONS. Each of the Funds may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associates and savings banks which have more than $1 billion in total assets (the "Asset Limitation") and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Funds will not invest in obligations for which the Adviser, or any of its affiliates, is the ultimate obligor or accepting bank. Each of the Funds may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

CORPORATE REORGANIZATIONS. In general, reorganization securities are securities that are the subject of a tender or exchange offer or proposal to sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Adviser that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of a Fund and increase its brokerage and other transaction expenses.

FORWARD COMMITMENTS. Each of the Funds may purchase securities on a forward commitment basis. In order to invest a Fund's assets immediately while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission ("SEC") concerning such purchases. Since that policy currently recommends that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash or liquid securities equal to the amount of such Fund's commitments will be established with such Fund's custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. Floating and variable rate demand instruments permit the holder to demand payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. While there is usually no established secondary market for issues of these types of securities, the dealer that sells an issue of such security frequently will also offer to repurchase the securities at any time at a repurchase price which varies and may be more or less than the amount the holder paid for them.

The terms of these types of securities provide that interest rates are adjustable at intervals ranging from daily to up to six months and the adjustments are based upon the prime rate of a bank or other short-term rates, such as Treasury Bills or LIBOR (London Interbank Offered Rate), as provided in the respective instruments. The Adviser will decide which floating or variable rate securities to purchase in accordance with procedures prescribed by Board of Trustees of the Trust in order to minimize credit risks.

The securities in which certain Funds may be invested include participation certificates issued by a bank, insurance company or other financial institution in securities owned by such institutions or affiliated organizations ("Participation Certificates"). A Participation Certificate gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.

A Fund may have the right to sell the Participation Certificate back to the institution issuing the Participation Certificate and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The institution issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificate purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although the Funds retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

The Adviser has been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity.

Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

The maturity of variable rate securities is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the principal amount of the security upon demand, or (ii) the period remaining until the security's next interest rate adjustment.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund may enter into futures contracts on financial instruments, and may also enter into options on such futures contracts. Futures contracts are agreements by a party to purchase or sell a specified quantity of a financial instrument on a specified date, or to make or receive a payment based on the difference between a specified value of a financial instrument and its value on the settlement date of the contract. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Financial instruments for this purpose include equity and fixed income securities, foreign currencies and exchange rates, interest rates, and groups or indexes relating to any of the foregoing. A Fund may use futures contracts and options on such contracts to hedge securities positions, including to offset changes in the value of securities held or expected to be acquired and to reduce the Fund's exposure to foreign currency fluctuations or interest rate risk. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on futures exchanges. In addition, a Fund will only sell futures contracts and options on futures contracts when it owns positions it expects to fluctuate in value similarly to the instrument, index or currency underlying the relevant futures contract.

No price is paid upon entering into futures contracts. Instead, a Fund is required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good faith deposit on a futures contract.

There are risks associated with these activities, including the following:

(1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;

(2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures;

(3) there may not be a liquid secondary market for a futures contract or option;

(4) trading restrictions or limitations may be imposed by an exchange; and

(5) government regulations may restrict trading in futures contracts and futures options.

Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return.

In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

The Fund will limit its use of futures contracts and options on futures contracts so that it will not be a "commodity pool operator" for purposes of the Federal commodities laws.

ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with durations or maturities over seven days in length.

The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

INVESTMENT GRADE DEBT SECURITIES. The Funds may invest in investment grade debt securities. Investment grade debt securities are securities rated in the category BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investor Service, Inc. ("Moody's"), or the equivalent by another national rating organization, or, if unrated, determined by the Adviser to be of comparable quality.

MONEY MARKET INSTRUMENTS. Money market instruments are high quality, dollar-denominated, short-term debt securities. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

OPTIONS. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options as a means of increasing the yield on its funds and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Risks associated with options transactions include the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and
(4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

REITs. Each of the Funds may invest in common stocks or other securities issued by Real Estate Investment Trusts ("REITs"). REITs invest their capital primarily in income-producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unit holders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unit holders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

A shareholder in a Fund that invests in REITs will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unit holders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the 1940 Act.

INVESTMENT COMPANY SECURITIES. Securities of certain other investment companies, including exchange-traded funds, may be acquired by the Funds to the extent permitted under the 1940 Act or any order pursuant thereto. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of a Fund's total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

The SEC has granted an exemptive order permitting each Fund to invest its uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from a Fund in an amount sufficient to offset any doubling up of investment advisory, administration and shareholder servicing fees.

REPURCHASE AGREEMENTS. A Fund may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 100% of the dollar amount invested by the Funds under the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the Trust's custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

SUPRANATIONAL OBLIGATIONS. Supranational organizations, include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions.


U.S. GOVERNMENT AGENCY OBLIGATIONS. Certain Federal agencies, such as the Government National Mortgage Association ("Ginnie Mae "), have been established as instrumentalities of the U.S. government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. government, are backed by the full faith and credit of the United States (e.g., Ginnie Mae securities). The issues of certain other U.S. government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). No assurance can be given that the U.S. government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.


U.S. GOVERNMENT SECURITIES. Bills, notes and bonds issued by the U.S. government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS. Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interested and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES").

WARRANTS AND RIGHTS. Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

SECURITIES LENDING. In order to generate additional income, a Fund may lend its securities to qualified broker-dealers or institutional investors in an amount up to 33(1)/3% of its total assets taken at market value, pursuant to agreements that require that the loan be continuously secured by collateral consisting of cash or securities of the U.S. government or its agencies equal to at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

ZERO COUPON SECURITIES. Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a discount from par. The value of a zero coupon obligation increases over time to reflect the interest accrued. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

                               PORTFOLIO TURNOVER

The table below sets forth the Funds' portfolio turnover rates for the period noted. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.


                                            FEBRUARY 28, 2003*
                                                  THROUGH        FISCAL YEAR ENDED
                                             DECEMBER 31, 2003       12/31/2004
                                            ------------------   -----------------
Multi-Manager Small Cap Growth Fund                138%                 170%
Multi-Manager Small Cap Value Fund                  34%                  46%


* The Multi-Manager Funds commenced operations on 2/28/03.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

The investment restrictions below have been adopted by the Trust with respect to each Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

Each Fund:

(1) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC; however, each Fund may, from time to time, invest 25% or more of its total assets in issuers that operate in a single industry sector (that is, issuers with principal business activities in different, but related, industries);

(2) May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

(3) May not borrow money, except to the extent permitted by applicable law;

(4) May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the Securities Act of 1933;

(5) May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and make direct investments in mortgages;

(6) May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

(7) May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The investment restrictions described below are not fundamental policies of the Funds and may be changed by their Trustees. These non-fundamental investment policies require that each of the Funds:

(i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

(ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

(iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

For purposes of fundamental investment restrictions regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

           TRUSTEES AND PRINCIPAL OFFICERS OF THE TRUST AND THE FUNDS

The management and affairs of the Trust are supervised by the Board of Trustees under the laws of the Commonwealth of Massachusetts. The Trustees and Officers of the Trust and their principal occupations during the past five years, addresses and year of birth are set forth below. Each may have held other positions with the named companies during that period. The Trust pays the fees to unaffiliated Trustees for their service as trustees. Unless otherwise noted, the business address of each Trustee and each Officer is 522 Fifth Avenue, New York, New York 10036.


                                    TRUSTEES

The names of the Trustees of the Funds, together with information regarding the year of their birth, positions with the Funds, principal occupations and other board memberships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

The following table contains basic information regarding the Trustees that oversee operations of the Trust and other investment companies within the JPMorgan Fund Complex.



                                                                             NUMBER OF
                                                                            PORTFOLIOS/
                                                                              FUNDS                 OTHER
     NAME (YEAR OF BIRTH)                      PRINCIPAL                   IN JPMORGAN          DIRECTORSHIPS
    AND POSITION HELD WITH                   OCCUPATION(S)                 FUND COMPLEX         HELD OUTSIDE
              THE                               DURING                    TO BE OVERSEEN          JPMORGAN
        FUNDS (SINCE)                        PAST 5 YEARS                   BY TRUSTEE         FUND COMPLEX(1)
-----------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

Cheryl Ballenger (1956),         Mathematics Teacher, Vernon Hills              13          None
Chairperson (since 2004)         High School (August 2004 - Present);
and Trustee (since 2002)         Mathematics Teacher, Round Lake High
                                 School (2003-2004) and formerly
                                 Executive Vice President and Chief
                                 Financial Officer, Galileo
                                 International Inc. (travel
                                 technology)

John R. Rettberg (1937),         Retired; formerly Corporate Vice               13          None
Trustee (since 1996)             President and Treasurer, Northrop
                                 Grumman Corporation (defense
                                 contractor)

Ken Whipple (1934),              Chairman (1999-Present) and CEO                13          Director of AB Volvo
Trustee (since 1996)             (1999-2004), CMS Energy                                    and Korn Ferry
                                                                                            International
                                                                                            (executive
                                                                                            recruitment)

                                                                             NUMBER OF
                                                                            PORTFOLIOS/
                                                                              FUNDS                 OTHER
     NAME (YEAR OF BIRTH)                      PRINCIPAL                   IN JPMORGAN          DIRECTORSHIPS
    AND POSITION HELD WITH                   OCCUPATION(S)                 FUND COMPLEX         HELD OUTSIDE
              THE                               DURING                    TO BE OVERSEEN          JPMORGAN
        FUNDS (SINCE)                        PAST 5 YEARS                   BY TRUSTEE         FUND COMPLEX(1)
-----------------------------------------------------------------------------------------------------------------
Jerry B. Lewis                   Retired; formerly President, Lewis             13          None
(1939); Trustee (since           Investments Inc. (registered
2004)                            investment adviser); previously,
                                 various managerial and executive
                                 positions at Ford Motor Company
                                 (Treasurer's Office, Controller's
                                 Office, Auditing and Corporate
                                 Strategy)

INTERESTED TRUSTEE

John F. Ruffle(2) (1937),        Retired; formerly Vice Chairman, J.P.          13          Trustee of Johns
Trustee (since 1996)             Morgan Chase & Co. Inc. and Morgan                         Hopkins University,
                                 Guaranty Trust Co. of NY                                   Director of Reckson
                                                                                            Associates Realty
                                                                                            Corp. and American
                                                                                            Shared Hospital
                                                                                            Services



(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees serve includes four investment companies.

(2) The Board has designated Mr. Ruffle an "interested person" at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust's investment adviser.

Each Trustee serves for an indefinite term, subject to the Funds' current retirement policy, which is age 70, except Messrs. Rettberg, Ruffle and Whipple, for whom it is age 73. The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees presently has Audit, Nominating and Valuation Committees. Each Trustee who is not an "interested person" of the Trust serves as a member of the Audit Committee. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee pre-approves any services to be provided by the independent auditors to the Trust. In addition, the Audit Committee considers and approves any non-audit services, and the fees to be charged for such non-audit services, to be provided by the independent auditors to any entity controlling, controlled by or under common control with JPMIM that provides ongoing services to the Trust. Pre-approval considerations include whether the proposed services are compatible with maintaining the auditor's independence. The Audit Committee met four times during the year ended December 31, 2004. Each Trustee who is not an "interested person" of the Trust serves as a member of the Nominating Committee. The function of the Nominating Committee is to select and nominate persons who will continue to contribute to the independence and effectiveness of the Board. The Nominating Committee will consider and evaluate candidates on the basis of the candidate's relevant knowledge, experience and expertise, the candidate's ability to carry out his or her duties in the best interests of the Trust and its shareholders and the candidate's ability to qualify as a non- interested Trustee. The Nominating Committee does not have a charter. The Nominating Committee met one time during the year ended December 31, 2004. Each Trustee who is not an "interested person" of the Trust serves as a member of the Valuation Committee.

The function of the Valuation Committee is to review fair value determinations outside of regularly scheduled Board meetings. The Chairperson of the Valuation Committee, in consultation with the full Committee as the Chairperson deems appropriate, is authorized to review and approve fair value determinations. The Valuation Committee did not meet during the year ended December 31, 2004; the full Board reviewed fair value determinations at each meeting during that year.

The Nominating Committee (consisting, for this nomination, of Mr. Whipple and Ms. Ballenger) recommended to the full Board that the number of Trustees be increased from four to five and that Mr. Jerry B. Lewis be nominated as a disinterested Trustee. The Board, acting unanimously, approved these proposals and called a special meeting of shareholders of the Funds. A definitive proxy statement for the special meeting was mailed to shareholders of record on or about November 15, 2004. Mr. Lewis was elected to the Board of Trustees at a special meeting of the shareholders of the Funds on December 15, 2004.

The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2004, in the Funds and each Trustee's aggregate ownership in any portfolios/funds that the Trustee oversees in the JPMorgan Fund Complex(1) :



                                                                             AGGREGATE
                              OWNERSHIP OF         OWNERSHIP OF           DOLLAR RANGE OF
                             MULTI-MANAGER         MULTI-MANAGER         EQUITY SECURITIES
                               SMALL CAP          SMALL CAP VALUE         IN THE JPMORGAN
     NAME OF TRUSTEE          GROWTH FUND              FUND               FUND COMPLEX(1)
NON-INTERESTED TRUSTEES
Cheryl Ballenger                  None                  None                    None
John R. Rettberg                  None                  None                    None
Ken Whipple                       None                  None                    None
Jerry B. Lewis                    None                  None                    None
INTERESTED TRUSTEE
John F. Ruffle               Over $100,000(2)       Over $100,000(2)         Over $100,000(2)



(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees serve includes four investment companies.

(2) Securities Valued as of December 31, 2004.

As of December 31, 2004, none of the non- interested Trustees or their immediate family members owned any shares of JPMIM or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with JPMIM.

Each Trustee is currently paid an annual fee of $25,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee.

The aggregate Trustee compensation and expenses paid by the Funds and the JPMorgan Fund Complex for the fiscal year ended December 31, 2004 are set forth below:

                AGGREGATE TRUSTEE COMPENSATION PAID BY THE FUNDS



                                                                          TOTAL
                                                                      COMPENSATION
                               MULTI-MANAGER       MULTI-MANAGER        PAID FROM
                             SMALL CAP GROWTH     SMALL CAP VALUE     JPMORGAN FUND
    NAME OF TRUSTEE                FUND                 FUND            COMPLEX(1)
NON-INTERESTED TRUSTEES
Cheryl Ballenger                 $ 7,422              $ 8,256            $ 27,348
John R. Rettberg                 $ 7,422              $ 8,256            $ 27,348
Ken Whipple                      $ 7,422              $ 8,256            $ 27,348
Jerry B. Lewis                         0                    0            $  1,182
INTERESTED TRUSTEE
John F. Ruffle                   $ 7,422              $ 8,256            $ 27,348

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees serve includes four investment companies.


No non- interested Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the Adviser, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the Adviser or the principal underwriter of the Trust (not including registered investment companies) during the two most recently completed calendar years.

No non- interested Trustee, or an immediate family member thereof, during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

- the Trust;

- an officer of the Trust;

- an investment company, or person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Trust or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Trust;

- an officer of an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Trust or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Trust;

-  the Adviser or the principal underwriter of the Trust,

-  an officer of the Adviser or the principal underwriter of the Trust;

- a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the principal underwriter of the Trust; or

- an officer of a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the principal underwriter of the Trust.

                                    OFFICERS

The Funds' executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc. a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.

The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers unless otherwise noted is 522 Fifth Avenue, New York, NY 10036.


      NAME (YEAR OF BIRTH),
       POSITIONS HELD WITH                                         PRINCIPAL OCCUPATIONS
        THE FUNDS (SINCE)                                           DURING PAST 5 YEARS
        -----------------                                           -------------------
George C.W. Gatch (1962),           Managing Director, JPMIM, CEO and President of the JPMorgan Funds. An employee since
President (2001)                    1986, Mr. Gatch leads the firm's U.S. mutual fund and financial intermediary business. He was previously president and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank.
                                    Prior to working in Japan, Mr. Gatch established JPMIM's sub-advisory and institutional mutual funds business. He has also held numerous positions throughout the firm in business management, marketing, and sales.

Robert L. Young (1963),             Chief Operating Officer, JPMorgan Funds (August 2004 to present) and One Group Mutual
Senior Vice President (2004)**      Funds from November 2001 until February 2005. From October 1999 to present, Vice
                                    President and Treasurer, One Group Administrative Services, Inc. (now known as
                                    JPMorgan Funds Management, Inc.), and Vice President and Treasurer, One Group Dealer
                                    Services, Inc. (now known as JPMorgan Distribution Services, Inc.)

Patricia A. Maleski (1960),         Vice President, JPMIM; previously, Treasurer, JPMorgan Funds and Head of Funds
Vice President and Chief            Administration and Board Liaison.  Prior to joining JPMorgan Chase & Co. in 2001,
Administrative Officer (2004)       Ms. Maleski was the Vice President of Finance for the Pierpont Group, Inc., a
                                    service provider to the Board of Directors/Trustees of the JPMorgan Funds.

Stephanie J. Dorsey (1969),         Director of Mutual Fund Administration, One Group Administrative Services, Inc. (now
Treasurer (2004)**                  known as JPMorgan Funds Management, Inc.), since 2004; Ms. Dorsey worked for Bank One
                                    Corporation (now known as JPMorgan Chase & Co.) from 2003 to 2004; prior to joining
                                    Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Benham (1959),           Vice President and Assistant General Counsel, JPMIM since 2004; Vice President (Legal
Secretary (2005)                    Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964),          From 2004 to present, Senior Counsel, JPMorgan Chase & Co.; Assistant General Counsel
Assistant Secretary (2004)**        and Associate General Counsel and Vice President, Gartmore Global Investments, Inc.
                                    from 1999 to 2004.

Jessica K. Ditullio (1962),         Various attorney positions for Bank One Corporation (now known as JPMorgan Chase &
Assistant Secretary (2004)**        Co.) since 1990.

Nancy E. Fields (1949), Assistant   From October 1999 to present, Director, Mutual Fund Administration, One Group
Secretary (2004)**                  Administrative Services, Inc. (now known as JPMorgan Funds Management, Inc.), and
                                    Senior Project Manager, Mutual Funds, One Group Dealer Services, Inc. (now known as
                                    JPMorgan Distribution Services, Inc.) From July 1999 to October 1999, Project
                                    Manager, One Group, Banc One Investment Advisors Corporation (now known as JPMorgan
                                    Investment Advisors, Inc.).

      NAME (YEAR OF BIRTH),
       POSITIONS HELD WITH                                         PRINCIPAL OCCUPATIONS
        THE FUNDS (SINCE)                                           DURING PAST 5 YEARS
        -----------------                                           -------------------
Avery P. Maher (1945),              Vice President and Assistant General Counsel, JPMIM since 2004; Second Vice President
Assistant Secretary (2004)          and Assistant Secretary of John Hancock Advisers, LLC, from 1992 to 2004.

Alaina V. Metz (1967),              Vice President, BISYS Fund Services, Inc. since 1995.
Assistant Secretary (2001)*

Suzanne E. Cioffi (1967),           Vice President, JPMIM, responsible for mutual fund financial reporting. During the
Assistant Treasurer (2005)          past five years, Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects for JPMIM.

Christopher D. Walsh (1965),        Vice President, JPMIM; Mr. Walsh manages all aspects of institutional and retail
Assistant Treasurer (2004)          mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Prior to joining
                                    JPMorgan in 2000, he was a director from 1996 to 2000 of Mutual Fund Administration at Prudential Investments.

Stephen M. Ungerman (1953), Chief   Vice President, JPMIM; previously, head of Fund Administration - Pooled Vehicles.
Compliance Officer (2004)           Prior to joining J.P. Morgan Chase & Co. in 2000, he held a number of positions in
                                    Prudential Financial's asset management business, including Associate General
                                    Counsel, Tax Director and Co-head of Fund Administration Department. Mr. Ungerman was also the Assistant Treasurer for all mutual funds managed by Prudential.


* The contact address for the officer is 3435 Stelzer Road, Columbus, OH 43219.

** The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.


As of April 1, 2005, the Trustees and officers as a group owned less than 1% of the shares of each Portfolio.

                                 CODES OF ETHICS

The Trust, JPMIM, its affiliated sub-advisers, and JPMDS have each adopted the codes of ethics described below. The Funds' subadvisers are unaffiliated and have adopted separate codes of ethics under Rule 17j-1 of the 1940 Act.

The Trust's code of ethics includes policies which require "access persons" (as defined in Rule 17j-1) to: (i) place the interest of Trust Shareholders first;
(ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trust or a Fund. The Trust's code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trust or a Fund; (ii) making to the Trust or a Fund any untrue statement of a material fact or omit to state to the Trust or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trust or a Fund; or (iv) engaging in any manipulative practice with respect to the Trust or a Fund. The Trust's code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

The code of ethics adopted by JPMIM requires that all employees must: (i) place the interest of the accounts which are managed by JPMIM first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and
(iii) refrain from taking inappropriate advantage of their position. Employees of JPMIM are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. JPMIM's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities). Each of JPMIM's affiliated sub-advisers has also adopted the code of ethics described above.

JPMDS's code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such code of ethics.

                     PROXY-VOTING PROCEDURES AND GUIDELINES


The Board of Trustees of the Funds have delegated to each of the Subadvisers proxy voting authority with respect to the portfolio securities of the portion of the Fund that such Subadviser manages. The policies and procedures used by JPMIM, with respect to the portion of the Multi-Manager Small Cap Value Fund that it directly manages, and each Fund's respective Subadvisers to determine how to vote proxies relating to the portfolio securities of such Fund are summarized below.

JPMIM. To ensure that the proxies of portfolio companies are voted in the best interests of the portion of the Multi-Manager Small Cap Value Fund that it directly manages, JPMIM has adopted detailed proxy voting procedures ("Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues.

The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy-voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by JPMIM. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS"), to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between a Fund on the one hand, and the Fund's investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy-voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to the ISS, which will vote in accordance with its own recommendation.

The following summarizes some of the more noteworthy types of proxy-voting policies of the U.S. Guidelines:

- JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or
(d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

- JPMIM votes proposals to classify Boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

- JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

- JPMIM votes against proposals for a super-majority vote to approve a merger.

- JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

- JPMIM votes proposals on a stock option plan, based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

- JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

EARNEST PARTNERS, LLC. The best interest of advisory accounts ("accounts") shall be the sole consideration when voting proxies of portfolio companies. Each proxy issue shall receive individual consideration based on all the relevant facts and circumstances. As a general rule, EARNEST Partners, LLC ("EARNEST Partners") shall vote against any actions which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. Following is a partial list of issues that require special attention: classified boards, change of state of incorporation, poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger, executive severance agreements, provisions limiting shareholder rights.

In addition to the foregoing, the following shall be adhered to unless EARNEST Partners is instructed otherwise in writing with respect to an advisory account:

- EARNEST Partners shall not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.

- EARNEST Partners will not announce its voting intentions and the reasons therefor.

- EARNEST Partners shall not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.

- EARNEST Partners shall not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.

- All communications with portfolio companies or fellow shareholders shall be for the sole purpose of expressing and discussing Earnest Partners' concerns for its advisory accounts interests and not for an attempt to influence the control of management.

EARNEST Partners has designated a Proxy Director. The Proxy Director shall consider every issue presented on every portfolio company proxy. Proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Proxy Director, taking into account the general policies outlined above. In the case where EARNEST Partners has a material conflict of interest with an advisory account, the Proxy Director will utilize the services of outside professionals (such as Institutional Shareholder Services) to assist its analysis of voting issues and actual voting of proxies to ensure that a decision to vote the proxies was based on an advisory accounts best interest and was not the product of a conflict. The circumstances underlying each proxy issue will be given careful individual attention. The Proxy Director will also use all available resources, including proxy evaluation services, to assist in the analysis of proxy issues.

ICM ASSET MANAGEMENT, INC. ICM Asset Management, Inc.'s ("ICM") Proxy Voting Committee, established by ICM's Board of Directors, makes voting decisions. ICM uses Institutional Shareholder Services ("ISS") to act as an independent voting agent to ensure that mechanical voting procedures are carried out and documented. ISS assures that ICM receives all proxies, provides ICM with research reports on the issues to be voted upon, and subject to ICM's direction and approval submits the votes. If ISS notifies ICM that there are extraordinary costs or other unusual circumstances involved in voting proxies for a particular company, the Proxy Voting Committee will examine whether voting the proxy would be in an advisory account's best interest. If the Proxy Voting Committee determines that it may not be in the advisory account's best interest to vote the proxy, the Proxy Voting Committee will document why the cost or other circumstance involved in voting the proxy exceeded the expected benefit to the advisory account.

ICM bases final voting decisions on a pre-established set of policy guidelines and on the recommendations of ISS, an independent third party. ISS makes its recommendations based on its independent, objective analysis of the economic interests of shareholders. This process helps ensure that proxies are voted in the best interests of ICM's advisory accounts and insulates voting decisions from conflicts of interest.

ICM relies on the recommendations of ISS. However, ICM retains ultimate responsibility for the votes and has the ability to override ISS vote recommendations. The Proxy Voting Committee will only do so, however, if it believes that a different vote is in the best interest of ICM's advisory accounts. When ICM chooses to vote different from ISS's recommendation, the reason is documented on either the specific company's "Global Proxy Analysis" or the "Vote Record Form" and signed by the Proxy Voting Committee representative authorizing the vote change. An e-mail is also sent to ISS requesting they change the vote(s); a printed copy of the e-mail is generally attached to the vote record maintained in ICM's proxy voting files. ICM votes in favor of management positions of a company held in advisory account portfolios only when the positions coincide with the best interests of the advisory account.

ICM's Compliance Department is responsible for ensuring that these proxy voting procedures are followed and that all required proxy voting records are properly retained.

When a material conflict of interest may affect ICM's ability to vote proxies in an advisory account's best interest, ICM will follow the voting recommendations of ISS. ICM will not override ISS's recommendations in any material conflict of interest situations.

The Compliance Department maintains

- Lists of companies that may present a potential for conflict of interest in the proxy voting process.

The Proxy Voting Committee reviews these lists with each proxy vote. If we determine that a material conflict of interest exists, then the Proxy Voting Committee follows the voting recommendations of ISS.

On a quarterly basis, each ICM employee completes a questionnaire in which they are required to disclose any business or personal relationships with a company's corporate directors or if they are a candidate for a directorship of any public company. If any ICM employee discloses a relationship with any public company, then the Proxy Voting Committee will consider whether the relationship creates a conflict that should cause ICM to follow the voting recommendations of ISS.


J. & W. SELIGMAN & CO. INCORPORATED. J. & W. Seligman & Co. Incorporated ("Seligman"), votes proxies of portfolio companies based on its determination of what is in the best financial interests of each advisory account. In the case of social and political responsibility issues, which do not involve financial considerations, it is not possible to fairly represent the diverse views of Seligman's advisory accounts and, thus, Seligman abstains from voting on these issues, unless an advisory account has provided other instructions. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

THE PROXY VOTING PROCESS. Proxies for securities held in the advisory account's portfolios are voted by Seligman's Law and Regulation Department pursuant to guidelines (the "Seligman Guidelines") established by Seligman's Proxy Voting Committee (the "Committee"). A brief description of the Seligman Guidelines can be found below.

The Committee was established to set policy and the Seligman Guidelines, to consider new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The Committee is chaired by Seligman's Chief Investment Officer and includes Seligman's General Counsel.

Seligman subscribes to a service offered by an independent third party which assists in the tracking, voting and recordkeeping of proxies and provides a summary and analysis of the proposals to be acted upon at shareholder meetings of most of the companies for which securities are held. This service does not offer specific voting recommendations.

CONFLICTS OF INTERESTS. Seligman's Chief Compliance Officer maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman or its affiliates. For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman's products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

DEVIATIONS FROM SELIGMAN GUIDELINES AND SPECIAL SITUATIONS. Seligman recognizes that it may not always be in the best interest of its advisory accounts to vote in accordance with the Seligman Guidelines on a particular issue and that certain situations require a deviation from the Seligman Guidelines. Seligman's policies require a member of the Committee to approve any deviation from the Seligman Guidelines. Furthermore, a majority of the Committee's members must approve any deviation of the Guidelines for issuers included on the Proxy Watch List.

Similarly, one member of the Committee must approve the voting decision for proposals of a unique nature requiring a case-by-case analysis. A majority of the Committee's members must approve the voting decision for such proposals if the issuer is included on the Proxy Watch List by. Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman's investment professionals when analyzing potential deviations from the Seligman Guidelines and for those proposals requiring a case-by-case evaluation.


SELIGMAN GUIDELINES SUMMARY. The Seligman Guidelines are briefly described as follows:

1. Seligman votes with the recommendations of a company's board of directors on general corporate governance issues such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to shareholder meetings.

2. Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

3. Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).


4. Seligman votes for stock option plans, to increase the number of shares under existing stock option plans and other amendments to the terms of such plans; provided, that the overall dilution of all active stock option plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of shareholders, e.g., all such plans must specifically prohibit repricing.


5. Seligman generally votes with the recommendations of a company's board of directors on other matters relating to executive compensation, unless considered excessive.


6. Seligman will withhold voting for the entire board of directors (or individual directors, as the case may be) if: (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended shareholders vote for an anti-takeover device which Seligman votes against; or
(d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.


7. Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

8. Seligman will vote for proposals to effect stock splits.

9. Seligman will vote for proposals authorizing share repurchase programs.

10. Seligman will vote against authorization to transact unidentified business at the meeting.

11. Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

12. Proposals to amend a company's charter or by-laws (other than as identified above) will be voted on a case-by-case basis.

13. Seligman will vote against all proposals where the company did not provide adequate information to make a decision.

14. Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.

BLACKROCK ADVISORS, INC. ("BLACKROCK"). BlackRock's Proxy Voting Policy reflects its duty as a fiduciary under the Advisers Act to vote proxies in the best interests of its clients. BlackRock has adopted its own proxy voting policies (the "Proxy Voting Policy") to be used in voting the Fund's proxies, which are summarized below.

BlackRock recognizes that implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation are reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, BlackRock assesses management on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that BlackRock's continued confidence remains warranted. If BlackRock determines that management is acting on its own behalf instead of for the well being of the corporation, it will vote to support the shareholder.

BlackRock's proxy voting policy and its attendant recommendations attempt to generalize a complex subject. Specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BlackRock's ability to vote such proxies in the best interests of the Fund. Accordingly, BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company's proposal.

Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, BlackRock may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. BlackRock's policy in all cases is to vote proxies based on its clients' best interests and not the product of the conflict.

BlackRock has engaged Institutional Shareholder Services ("ISS") to assist it in the voting of proxies. ISS analyzes all proxy solicitations BlackRock receives for its clients and advises BlackRock how, based upon BlackRock's guidelines, the relevant votes should be cast.

Below is a summary of some of the procedures described in the Proxy Voting
Policy.

Routine Matters. BlackRock will generally support routine proxy proposals, amendments, or resolutions if they do not measurably change the structure, management control, or operation of the issuer and they are consistent with industry standards as well as the corporate laws of the state of incorporation of the issuer.

Social Issues. If BlackRock has determined that management is generally socially responsible, it will generally vote against social issue proposals, which are generally proposed by shareholders who believe that the corporation's internally adopted policies are ill-advised or misguided.

Financial/Corporate Issues. BlackRock will generally vote in favor of proposals that seek to change a corporation's legal, business or financial structure provided the position of current shareholders is preserved or enhanced.

Shareholder Rights. Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power. BlackRock will generally oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time it believes stability and continuity promote profitability. Individual proposals may have to be carefully assessed in the context of their particular circumstances.


UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC. UBS Global Asset Management (Americas) Inc.'s ("UBS Global AM") proxy voting policy is based on the belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held in advisory accounts to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain advisory account holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with the UBS Global AM proxy voting policies.

When UBS Global AM's view of a company's management is favorable, it generally supports current management initiatives. However, when its view is that changes to the management structure would probably increase shareholder value, it may not support existing management proposals. In general, UBS Global AM: (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance and (5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker-dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker-dealer activities and has prohibited its employees in its sales, marketing and business development groups from having any input into how any proxy proposal is voted. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, the appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

OBERWEIS ASSET MANAGEMENT, INC. Oberweis has established Proxy Voting Policies and Procedures setting forth the general principles used to determine how Oberweis votes proxies on securities in client accounts, including the Multi-Manager Small Cap Growth Fund, for which Oberweis has proxy voting authority, including the mutual fund to which it serves as investment adviser. Oberweis' general policy is to vote proxies in the best economic interests of clients. The principles which guide the voting policy of Oberweis are maximizing the value of client assets and promoting the rights of clients as beneficial owners of the companies in whose securities they invest. Oberweis' investment strategies are predicated on the belief that the quality of management is often the key to ultimate success or failure of a business. Because Oberweis generally makes investments in companies in which Oberweis has confidence in the management, proxies generally are voted in accord with management's recommendation. Oberweis may vote a proxy in a manner contrary to management's recommendation if, in the judgment of Oberweis, the proposal would not enhance shareholder value.

Oberweis has retained Institutional Shareholder Services ("ISS"), a proxy voting and consulting firm, to receive proxy voting statements, provide information and research, make proxy vote recommendations, and handle various administrative functions associated with the voting of client proxies. While ISS makes the proxy voting recommendations, Oberweis retains the ultimate authority on how to vote.

Oberweis' Proxy Voting Policies and Procedures describe how Oberweis addresses conflicts of interest between Oberweis and its clients, including Fund shareholders, with respect to proxy voting decisions. If Oberweis determines that, through reasonable inquiry or otherwise, an issue raises a potential material conflict of interest, Oberweis will follow the recommendations of ISS except as follows. If Oberweis and/or the Proxy Committee believes that it would be in the interest of Oberweis' clients to vote a proxy other than according to the recommendation of ISS, the Proxy Committee will prepare a report that (1) describes the conflict of interest; (2) discusses procedures used to address such conflict of interest; and (3) confirms that the recommendation was made solely on the investment merits and without regard to any other consideration.


In accordance with regulations of the SEC, the Funds' proxy voting records for the 12-month period ended June 30, 2004 are on file with the SEC and are available on the Funds' website at www.jpmorganfunds.com.

                          PORTFOLIO HOLDINGS DISCLOSURE

As described in the Prospectus and pursuant to the Funds' portfolio holdings disclosure policy, no sooner than 30 days after month end, a Fund will make available to the public, upon request to JPMorgan Funds Services
(1-800-480-4111), an uncertified complete schedule of its portfolio holdings as of the last day of that prior month.


The Funds' publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Funds and (ii) clients of the Adviser or its affiliates that invest in the Funds or such clients' consultants. No compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures. A list of the entities that receive the Funds' portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:


       Moody's Investor Service                               Monthly          30 days after month end
       Vickers Stock Research Corporation                     Monthly          30 days after month end
       The McGraw-Hill Companies - Standard & Poor's          Monthly          30 days after month end
       MorningStar, Inc.                                      Monthly          30 days after month end
       Lipper, Inc.                                           Monthly          30 days after month end
       Thomson Financial                                      Monthly          30 days after month end
       Bloomberg LP                                           Monthly          30 days after month end
       Investment Company Institute                           Monthly          30 days after month end
       Casey Quirk & Acito                                    Monthly          30 days after month end
       JPMorgan Chase Bank, N.A.                              Daily            No lag


In addition, certain service providers to the Funds or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds' portfolio holdings information earlier than 30 days after month end, such as sub-advisers, rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and in providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Fund (released quarterly ten days after trade date), transfer agents and entities providing CDSC financing (released weekly one day after trade date). When a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund's portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 30 days after month end. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Disclosure of a Fund's portfolio securities as an exception to the Funds' normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund's Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures. The Funds' Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Funds' shareholders on the one hand and the Fund's Adviser or any affiliated person of the Fund or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about the Fund's portfolio securities is in the best interests of the Fund's shareholders. There can be no assurance, however that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trusts' Form N-CSRs and Form N-Qs will be available on the Funds' website at www.jpmorganfunds.com and on the SEC website at www.sec.gov.


The Funds also include information concerning the Funds' top ten holdings in marketing materials that are posted on www.jpmorganfunds.com no sooner than 15 days after the end of each month. One day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.


Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

                           THE ADVISER AND SUBADVISERS

The Trust has retained the Adviser as investment adviser to provide investment advice and portfolio management services to the Funds, pursuant to an advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, and except as delegated to one or more subadvisers (each, a "Subadviser" and collectively, the "Subadvisers"), the Adviser manages the investment of the assets of each Fund and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for each Fund. Any investment program undertaken by the Adviser will at all times be subject to the policies and control of the Trustees. The Adviser also provides certain administrative services to each Fund.

The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or Funds' shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (formerly known as J.P. Morgan Chase & Co.) ("JPMorgan Chase"). Prior to October 1, 2003 JPMIM was a wholly-owned subsidiary of JPMorgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank") serves as trustee.

Under separate agreements, JPMorgan Chase Bank, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) ("JPMFM"), and JPMDS provide certain financial, fund accounting, recordkeeping and administrative services to the Trust and the Funds and shareholder services for the Trust. JPMDS is the shareholder servicing agent and distributor for the Funds. JPMorgan Chase Bank, JPMFM and JPMDS are each affiliates of the Adviser. See the "Custodian," "Administrator," "Shareholder Servicing Agents" and "Distributor" sections.

JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the

Adviser have varying investment objectives, and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See the "Potential Conflicts of Interest" section.

As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser under the Advisory Agreement, each Fund has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to a percentage of the Fund's average daily net assets specified in the Multi-Manager Funds Prospectus. The Adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis.

The table below sets forth for each Fund listed the investment advisory fees paid or accrued by each Fund to JPMIM (waived amounts are in parentheses), with respect to the fiscal period indicated (amounts in thousands):


                                           FISCAL PERIOD ENDED
                                          FROM FEBRUARY 28, 2003
                                                 THROUGH               FISCAL YEAR ENDED
                                            DECEMBER 31, 2003*         DECEMBER 31, 2004
                                           PAID/                        PAID/
               FUND                       ACCRUED         WAIVED       ACCRUED    WAIVED
                                          ----------------------------------------------
Multi-Manager Small Cap Growth Fund        $ 934            N/A         2,108       N/A
Multi-Manager Small Cap Value Fund         $ 929            N/A         2,503       N/A


* The Multi-Manager Funds commenced operations on 2/28/03.

BlackRock Advisors, Inc. ("BlackRock"), J.& W. Seligman & Co. Incorporated ("Seligman"), UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and Oberweis Asset Management, Inc. ("Oberweis") have been engaged by the Adviser to serve as the Subadvisers of their respective portion of the Multi-Manager Small Cap Growth Fund. EARNEST Partners, LLC ("EARNEST") and ICM Asset Management, Inc. ("ICM") have been engaged by the Adviser to serve as the Subadvisers of the Multi-Manager Small Cap Value Fund. The Adviser also advises a portion of the Multi-Manager Small Cap Value Fund directly.


Each of the Subadvisers is independent of the Adviser and discharges its responsibilities subject to the policies of the Trustees and the supervision of the Adviser, which pays the Subadvisers' fees. In early 2005 State Street Research and Management Company ("State Street") was acquired by BlackRock's parent company, BlackRock, Inc., as part of the sale of the asset management business by State Street Research's parent company, Metlife, Inc. BlackRock is a majority owned indirect subsidiary of The PNC Financial Services Group, Inc. ("PNC"). As of December 31, 2004, PNC indirectly owned approximately 71% of BlackRock. BlackRock is headquartered in New York City and has offices in Boston, Edinburgh, Hong Kong, Morristown, San Francisco, Singapore, Sydney, Tokyo and Wilmington. Seligman is owned by William C. Morris and key employees. William C. Morris, chairman and director of Seligman, owns at least 50% of Seligman's voting stock. UBS Global AM, a registered investment adviser, is an indirect wholly-owned subsidiary of UBS AG. UBS Global AM is a member of the UBS Global Asset Management business group of UBS AG. UBS AG is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry. EARNEST is wholly owned by EARNEST Holdings, LLC. ICM is wholly owned by James Simmons, key employees and family members. James Simmons, founder and chief investment officer of ICM owns more than 25% of ICM's voting stock. ICM is an independent, federally regulated investment adviser headquartered in Spokane, Washington. Oberweis, located at 951 Ice Cream Drive, North Aurora, Illinois 60542, is a boutique investment firm established in 1989 that focuses on investments in rapidly growing companies. James W. Oberweis is the President and a director and controling sharholder of Oberwies.


The allocation of the assets of the Multi-Manager Small Cap Growth Fund among BlackRock, Seligman, UBS Global AM and Oberweis and the allocation of the assets of the Multi-Manager Small Cap Value Fund among EARNEST, ICM and JPMIM will be determined by the Adviser, subject to the review of the Trustees, in the best interests of a Fund and its shareholders. The Trust expects that differences in investment returns among the portions of a Fund managed by different Subadvisers will cause the actual percentage of a Fund's assets managed by each

Subadviser to vary over time. In general, a Fund's assets once allocated to one Subadviser will not be reallocated (or "rebalanced") to another Subadviser of the Fund. However, the Adviser reserves the right, subject to the review of the Board, to reallocate assets from one Subadviser to another when deemed in the best interests of a Fund and its shareholders including when the assets managed by a Subadviser exceed that portion managed by any other Subadviser to the Fund. In some instances, where a reallocation results in any rebalancing of the Fund from a previous allocation, the effect of the reallocation will be to shift assets from a better performing Subadviser to a portion of the Fund with a relatively lower total return.

Each Subadviser is paid monthly by the Adviser a fee equal to a percentage of the average daily net assets of the Fund allocated to the Subadviser. The aggregate annual rates of the fees payable by the Adviser to the Subadvisers for each Subadviser's portion of the respective Fund is as follows, expressed as a percentage of the average daily net assets of each Subadviser's portion of the respective Fund: Multi-Manager Small Cap Growth Fund, 0.55% and Multi-Manager Small Cap Value Fund, 0.55%.


The subadvisory agreements entered into by the Adviser with the Subadvisers, other than the subadvisory agreements with Oberweis and BlackRock, (the "Initial Subadvisory Agreements") were approved by the Trustees, including a majority of the Trustees who are not parties to the Subadvisory Agreements or "interested persons," as defined in the 1940 Act, of any such party (the "Disinterested Trustees"), on January 21, 2003, and by the sole initial shareholder of each Fund on February 14, 2003, and became effective on February 21, 2003.

On December 8, 2004 the Board of Trustees, including a majority of the Disinterested Trustees, approved an interim subadvisory agreement with BlackRock which became effective upon the closing of the acquisition by BlackRock of State Street Research & Management Company ("State Street Research") as part of the sale of the asset management business by State Street Research's parent company, Metlife, Inc. The interim subadvisory agreement with BlackRock is substantially identical to the previous subadvisory agreement with State Street Research and will remain in effect for up to 150 days. During such time a proxy proposal will be submitted to shareholders to approve a new sub-advisory agreement with BlackRock.

On September 7, 2004 the Board of Trustees, including a majority of the Disinterested Trustees, approved a subadvisory agreement between the Adviser and Oberweis (the "Oberweis Subadvisory Agreement"). On December 15, 2004 shareholders of record of the Multi-Manager Small Cap Growth Fund as of September 24, 2004 approved the Oberweis Subadvisory Agreement.


The Initial Subadvisory Agreements and the Oberweis Subadvisory Agreement (together the "Subadvisory Agreements") will continue in effect for a period of two years from the date of their execution, unless terminated sooner. They may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreements provide that they will terminate in the event of an "assignment" (as defined in the 1940 Act), and may be terminated without penalty at any time by either party upon 60 days written notice, or upon termination of the Advisory Agreement. Under the terms of the Subadvisory Agreements, no Subadviser is liable to the Adviser, the Funds, or their shareholders, for any error of judgment or mistake of law or for any losses sustained by the Adviser, the Funds or their shareholders, except in the case of such Subadviser's willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Subadvisory Agreement.

The Adviser may terminate any agreement with a Subadviser without shareholder approval. Moreover, the Funds and the Adviser have applied for an exemptive order from the SEC that permits the Adviser, subject to certain conditions, to enter into agreements relating to the Funds with Subadvisers to which it is not "affiliated", as defined in the 1940 Act ("Unaffiliated Subadvisers") approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits the Adviser, subject to the approval of the Board but without shareholder approval, to employ new Unaffiliated Subadvisers for the funds or other funds which the Trust may establish in the future, change the terms of particular agreements with Unaffiliated Subadvisers or continue the employment of existing Unaffiliated Subdvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes.

                       BOARD REVIEW OF INVESTMENT ADVISORY
                          AND SUBADVISORY ARRANGEMENTS

The Trust's Board of Trustees, including a majority of the Disinterested Trustees, the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement or any Subadvisory Agreement or any of their affiliates, has approved the Advisory and Subadvisory Agreements for each Fund, most recently at its meeting on December 8, 2004. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the continuance of the Advisory and Subadvisory Agreements.

The Trustees requested and evaluated extensive materials from the Adviser and the Subadvisers in preparation for the meeting, including performance and expense information for investment companies with investment objectives similar to those of each Fund compiled by Lipper Inc. ("Lipper"). Prior to voting, the Trustees reviewed the proposed approvals of the Advisory Agreement and Subadvisory Agreements with representatives of the Adviser and with outside counsel to the Trust and received a memorandum from counsel discussing the legal standards for their consideration of the proposed continuances. The Trustees also discussed the proposed approvals in a private session with counsel at which no representatives of the Adviser or the Subadvisers were present. In reaching their determinations with respect to approval of the Advisory Agreement and the Subadvisory Agreements, the Trustees considered all factors they believed relevant, including the following:


     1.   comparative performance information;

     2. the nature, extent and quality of investment and administrative services rendered by the Adviser and its affiliates and, where applicable, the Subadvisers;

     3. payments received by the Adviser and its affiliates and the relevant Subadviser in respect of each Fund and all Funds as a group;

     4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to each Fund and to all Funds as a group, and financial and profitability information provided by the Subadvisers;

     5. comparative fee and expense data for each Fund and other investment companies with similar investment objectives;

     6. the potential for the Funds to realize economies of scale for the benefit of investors as assets grow;

     7. policies and practices regarding allocation of portfolio transactions, including the benefits to the Adviser and the Subadvisers from soft dollar arrangements;

     8. portfolio turnover rates of each Fund compared to other investment companies with similar investment objectives;

     9. fall-out benefits to the Adviser and its affiliates and to the Subadvisers from their relationships with the Funds;

     10. fees charged by the Adviser to other clients with similar investment objectives;

     11. the professional experience and qualifications of each Fund's portfolio management teams and other senior personnel of the Adviser and the Subadvisers; and

     12.  the terms of the Advisory Agreement and the Subadvisory Agreements.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and the Subadvisers to the Funds gained from their experience as Trustees of the Funds, their overall confidence in the Adviser's and Subadvisers' integrity and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

The Trustees determined that the overall arrangements between each Fund and the Adviser, as provided in the Advisory Agreement for that Fund, and between the Adviser and the Subadvisers, as provided in the Subadvisory Agreements, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their business judgment. On this basis, the Trustees unanimously approved the continuance of the Advisory Agreement with respect to each Fund and the Subadvisory Agreements between the Adviser and each Subadviser. The Trustees also approved a new Interim Subadvisory Agreement between BlackRock Advisors, Inc. and the Adviser in respect of the Multi-Manager Small-Cap Growth Fund.

The following factors were separately discussed by the Trustees in reaching their conclusions:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER AND THE
SUBADVISERS

     The Trustees noted that, under the Advisory Agreement, the Adviser, subject to the general supervision of the Trustees, manages the investment operations of each Fund in accordance with its investment objectives and policies as stated in its registration statement, and that the Adviser furnishes a continuous investment program for each Fund and determines from time to time what investments or securities will be purchased, retained, sold or lent, and what portion of the assets will be invested or held uninvested as cash. The Adviser also effects portfolio transactions as agent for the Funds; seeks best price and execution for purchases and sales; maintains books and records with respect to each Fund's securities transactions; and provides the Trustees with periodic and special reports. The Advisory Agreement further provides that the Adviser will use reasonable good faith efforts to retain one or more Subadvisers to manage all or a portion of each Fund's portfolio, at the Adviser's own cost and expense; that the retention of Subadvisers does not reduce the responsibility of the Adviser under the agreement; and that the Adviser remains responsible for the acts and omissions of the Subadvisers.

     The Trustees also noted that, pursuant to each Subadvisory Agreement, the relevant Subadviser, subject to the general supervision of the Trustees, manages the investments of the assets of a Fund allocated to it (the "Subadviser Assets") in accordance with the Fund's investment objective, policies, and restrictions as provided in the Fund's Prospectus and SAI and in compliance with the other requirements applicable to registered investment companies and such other limitations as the Adviser may institute. Each Subadviser (a) makes investment decisions for its Subadviser Assets; (b) places purchase and sale orders for portfolio transactions for its Subadviser Assets; and (c) employs professional portfolio managers and securities analysts to provide research services to its Subadviser Assets. Each Subadviser conducts a continual program of investment, evaluation and, if appropriate, sale and reinvestment of its Subadviser Assets. In addition, each Subadviser regularly reports to the Trustees and the Adviser with respect to its implementation of the investment program, compliance matters and other topics requested by the Trustees or the Adviser; consults with the Fund's pricing agent regarding the valuation of securities for which market quotations are not readily available; and provides information about other accounts managed by the Subadviser that have investment objectives, policies, and strategies substantially similar to those employed by the Subadviser for the Fund.

     The Trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Subadvisers under the Subadvisory Agreements and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The Trustees noted that, for example, the Adviser and each Subadviser is responsible for maintaining and monitoring its own and, to varying degrees, a Fund's compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the quality of the investment research capabilities of the Adviser and the Subadvisers and the other resources they have dedicated to performing services for the Fund. The quality of administrative services provided by

     JPMorgan Chase Bank, an affiliate of the Adviser, was also considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to each of the Funds.

COSTS OF SERVICES PROVIDED AND PROFITABILITY

     At the request of the Trustees, the Adviser provided information concerning the profitability to JPMorgan Chase & Company of the investment advisory and administrative services provided to the Trust. The information was presented for the twelve months ended October 31, 2004 and for the year-earlier period, for each Fund separately and for the Trust as a whole, and showed profitability separately for investment advisory work, administrative services, shareholder servicing and on an aggregated basis. The Trustees also reviewed the audited financial statements of JPMorgan Chase & Company included in its 2003 annual report. The Trustees reviewed with the senior officers of the Adviser and the Administrator responsible for the mutual fund business the assumptions and methods of allocation it used in preparing the profitability data. The Adviser's representative stated his belief that the methods of allocation used were reasonable, but he noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Adviser (and similarly the Subadvisers) where each of the advisory products draws on, and benefits from, the research and other resources of the organization.

     The Subadvisers (other than UBS) provided the Trustees with financial information about their operations. The Trustees reviewed and discussed this data. The Trustees recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the Trustees considered the effect of fall-out benefits on the Adviser's and each Subadviser's expenses. The Trustees recognized that, as a business matter, the Adviser and the Subadvisers were entitled to earn reasonable profits for their services to the Funds. Based on their review, the Trustees concluded that the Adviser's level of profitability from the Funds was not excessive.

INVESTMENT PERFORMANCE

     The Trustees considered the investment results of each of the Funds as compared to other funds in its Lipper category and to a group of funds with similar investment objectives selected by Lipper in consultation with the Adviser (the "Performance Group"). The Lipper data was for periods ended October 31, 2004 and prior periods. They also considered each Fund's performance compared to a widely recognized securities index. The index comparisons were for periods ended November 30, 2004. The Trustees also reviewed the performance of each Subadviser's portfolio against its designated benchmark index for periods ended November 30, 2004. The Trustees also receive performance information for each Fund at regular Board meetings.

ADVISORY AND SUBADVISORY FEES AND EXPENSE RATIOS

     The Trustees considered the Advisory fee rate paid by each Fund to the Adviser and the subadvisory fee rate paid to each Subadviser. The Trustees recognized that it is difficult to make comparisons of investment advisory and subadvisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees also reviewed a Lipper analysis for each Fund intended to enhance comparability of fee rates by adding a portion of the administrative fees paid by certain funds (including the Funds) to the advisory or management fee rate.

     The Adviser did not have any other clients (including investment companies and institutional clients) with investment objectives similar to those of the Funds, making fee comparisons impossible.

     The Lipper materials provided limited information about subadvisory fees paid by other funds with investment objectives similar to those of the Funds, including some funds employing a "manager of managers" strategy. The Trustees noted that the subadvisory fee rates paid by the Funds appeared to be within the range of subadvisory fee rates paid by the other funds.

     The Trustees also examined the total expense ratio of each Fund in comparison to the expense ratio of selected funds in the same Lipper category (the "Expense Group"). The Trustees took note of situations in which JPMorgan Chase Bank reimbursed a portion of a Fund's expenses.

With respect to investment performance, investment advisory fees and expense ratios, the following factors specific to individual Funds were considered by the Trustees in deciding to approve the continuation of the Advisory and Subadvisory Agreements:

MULTI-MANAGER SMALL CAP GROWTH FUND

INVESTMENT PERFORMANCE. The Trustees reviewed information showing performance of the Multi-Manager Small Cap Growth Fund compared to all retail and institutional funds in the Lipper Small-Cap Growth Fund category (some of which were also "manager of managers" funds like the Multi-Manager Small Cap Growth Fund); to a Performance Group of 13 other institutional funds in the Lipper category (selected by Lipper) for the year ended October 31, 2004; and to the Russell 2000 Growth Index for the one month, year-to-date, one-year and since-inception periods ended on November 30, 2004. The comparative information showed that the Multi-Manager Small Cap Growth Fund's Lipper ranking was in the second quintile compared to the Performance Group and in the third quintile compared to the Lipper category as a whole for the one-year period ended October 31, 2004. Comparing the Multi-Manager Small Cap Growth Fund to the Russell average, the Trustees observed that, although the Multi-Manager Small Cap Growth Fund had underperformed the Russell average by varying amounts in most periods, it had nonetheless delivered positive returns in all periods and substantial positive returns since inception in February 2003. The Trustees concluded that the Multi-Manager Small Cap Growth Fund's investment results and, accordingly, the "manager of managers" services provided to it by the Adviser, were satisfactory.

ADVISORY FEE AND EXPENSE RATIO. The Multi-Manager Small Cap Growth Fund's Expense Group was the same as its Performance Group and had average net assets ranging from $30 million to $458 million. The Trustees noted that the Multi-Manager Small Cap Growth Fund's contractual advisory fee rate of 0.85% was close to the median management fee rates for the Expense Group. Under a Lipper analysis intended to enhance comparability of fee rates by adding a portion of the administrative fees paid by certain funds (including the Multi-Manager Small Cap Growth Fund) and deducting waivers and reimbursements received by certain funds (including the Multi-Manager Small Cap Growth Fund) to the advisory or management fee rate, the Multi-Manager Small Cap Growth Fund's combined fee rate of 0.987% was slightly higher than the median in the Expense Group. The Trustees noted that this Lipper analysis gave effect to a small expense reimbursement by JPMorgan Chase Bank (discussed below).

The Trustees also noted that the Adviser pays the subadvisory fees of the Multi-Manager Small Cap Growth Fund's Subadvisers, at a rate of 0.55% of average daily net assets, from its own advisory fee, and thus retains 0.30% of its advisory fee as compensation for the "manager of managers" and other services it provides. The Trustees concluded that this was fair and reasonable compensation for the services provided by the Adviser.

The Lipper data showed that the Multi-Manager Small Cap Growth Fund's total expense ratio was slightly less than the median for the Expense Group. The Trustees noted that JPMorgan Chase Bank had agreed contractually through April 30, 2005 to reimburse the Multi-Manager Small Cap Growth Fund to the extent total annual operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Multi-Manager Small Cap Growth Fund's deferred compensation plan) exceed 1.40% of its average daily net assets. The Trustees recognized that, without the contractual waiver by JPMorgan Chase Bank (which amounted to 0.16% of average daily net assets in 2003), the Multi-Manager Small Cap Growth Fund's expense ratio would be somewhat higher, but still well within the range of expenses of funds in the Expense Group. The Trustees concluded that the expense ratio was acceptable.

SUBADVISERS. In evaluating the continuance of each Subadvisory Agreement in respect of the Multi-Manager Small Cap Growth Fund, the Trustees examined the performance of that Subadviser against its benchmark index over the one month, year-to-date, one-year and since-inception periods ended on November 30, 2004, although they also recognized that the combined strengths of the various Subadvisers was more important to the Multi-Manager Small

Cap Growth Fund's "manager of managers" strategy than the performance over any particular period of any single Subadviser.

     - SELIGMAN

       The Trustees compared the performance of Seligman to the Russell 2500 Growth Index. They noted that Seligman had provided positive returns in all periods reviewed and had outperformed its benchmark in the year-to-date and one-year periods, although it lagged the benchmark in the most recent month and the since-inception period. The Trustees concluded that Seligman's performance as a Subadviser was satisfactory.

     - STATE STREET

       The Trustees compared the performance of State Street to the Russell 2000 Growth Index. They noted that State Street had provided substantial positive returns in the since-inception period, although it had lagged its benchmark in all periods and by substantial amounts in the year-to-date and one-year periods. The Trustees noted that the State Street Subadvisory Agreement would continue only until the acquisition of State Street by BlackRock Advisors, Inc., which the Adviser explained was expected to occur in the first quarter of 2005, and that the Adviser had reduced the portion of the Fund's portfolio allocated to State Street. The Trustees concluded that State Street's performance as a Subadviser was acceptable.

     - UBS GLOBAL AM

       The Trustees compared the performance of UBS Global AM to the Russell 2000 Growth Index. They noted that UBS Global AM had provided positive returns in all periods reviewed, although it had lagged its benchmark in all periods. The Trustees concluded that UBS Global AM's performance as a Subadviser was satisfactory.

     - OBERWEIS

       The Trustees compared the performance of Oberweis to the Russell 2000 Growth Index. They noted that Oberweis had provided positive returns in all periods reviewed, although it had lagged its benchmark in all periods. The Trustees concluded that Oberweis's performance as a Subadviser was satisfactory.

     - BLACKROCK

       In approving the Interim Subadvisory Agreement with BlackRock, to take effect upon the termination of the Subadvisory Agreement with State Street, the Trustees reviewed information provided by the Adviser about BlackRock's historical performance and risk characteristics relative to the Russell 2000 Growth Index, the differences between investment strategies employed by BlackRock and State Street, and the Adviser's assessment of how BlackRock would complement the other Subadvisers to the Fund, including Oberweis Asset Management, which at the time of the Board meeting had been approved as a Subadviser by the Board and submitted to a vote of the shareholders at a meeting to be held on December 15, 2004. Based upon the Adviser's recommendation, the Trustees concluded that it would be appropriate to engage BlackRock as a Subadviser to the Multi-Manager Small Cap Growth Fund, and they approved the Interim Subadvisory Agreement.

MULTI-MANAGER SMALL CAP VALUE FUND

INVESTMENT PERFORMANCE. The Trustees reviewed information showing performance of the Multi-Manager Small Cap Value Fund compared to institutional funds in the Lipper Small-Cap Core Fund category (some of which were also "manager of managers" funds like the Multi-Manager Small Cap Value Fund); to a Performance Group of 14 other institutional funds in the Lipper category (selected by Lipper) for the year ended October 31, 2004; and to the Russell 2000 Value Index for the one month, year-to-date, one-year and since-inception periods ended on November 30, 2004. The comparative information showed that the Multi-Manager Small Cap Value Fund's Lipper ranking was in the first quintile compared both to the Performance Group and to the Lipper category as a whole for the one-year period ended October 31, 2004. Comparing the Multi-Manager Small Cap Value Fund to the Russell average, the Trustees observed that, although the Multi-Manager Small Cap Value Fund had underperformed the Russell average by varying amounts in all periods, it had nonetheless delivered substantial positive returns in all periods and was essentially even with the benchmark for the period since inception in February 2003. The Trustees concluded that the Multi-Manager Small Cap Value Fund's investment results and, accordingly, the "manager of managers" services provided to it by the Adviser, were highly satisfactory.

Because the Adviser advised a portion of the Multi-Manager Small Cap Value Fund's assets directly, the Trustees also compared the performance of the Adviser to the Russell 2000 Value Index. They noted that the Adviser had provided substantial positive returns in all periods reviewed and had outperformed its benchmark in all periods, except that it had slightly underperformed in the one-month period. The Trustees concluded that the Adviser's performance was highly satisfactory.

ADVISORY FEE AND EXPENSE RATIO. The Multi-Manager Small Cap Value Fund's Expense Group was the same as its Performance Group and had average net assets ranging from $29 million to $428 million. The Trustees noted that the Multi-Manager Small Cap Value Fund's contractual advisory fee rate of 0.85% was among the highest, but not the highest, in the Expense Group. Under a Lipper analysis intended to enhance comparability of fee rates by adding a portion of the administrative fees paid by certain funds (including the Multi-Manager Small Cap Value Fund) and deducting waivers and reimbursements received by certain funds (including the Multi-Manager Small Cap Value Fund) to the advisory or management fee rate, the Multi-Manager Small Cap Value Fund's combined fee rate of 0.972% was also among the highest in the Expense Group and appreciably above the Expense Group median. The Trustees noted that this Lipper analysis gave effect to a small expense reimbursement by JPMorgan Chase Bank (discussed below).

The Trustees also noted that, in respect of the subadvised portion of the Multi-Manager Small Cap Value Fund's assets, the Adviser pays the subadvisory fees of the Subadvisers, at a rate of 0.55% of average daily net assets, from its own advisory fee, and thus retains 0.30% of its advisory fee as compensation for the "manager of managers" and other services it provides. The Trustees concluded that this was fair and reasonable compensation for the services provided by the Adviser.

The Lipper data showed that the Multi-Manager Small Cap Value Fund's total expense ratio was somewhat higher than the median for the Expense Group. The Trustees noted that JPMorgan Chase Bank had agreed contractually through April 30, 2005 to reimburse the Multi-Manager Small Cap Value Fund to the extent total annual operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Multi-Manager Small Cap Value Fund's deferred compensation plan) exceed 1.40% of its average daily net assets. The Trustees recognized that, without the contractual waiver by JPMorgan Chase Bank (which amounted to 0.18% of average daily net assets in 2003), the Multi-Manager Small Cap Value Fund's expense ratio would be somewhat higher, but still within the range of expenses of funds in the Expense Group. The Trustees also noted that two funds in the Expense Group benefited from substantial expense reimbursements, without which their expense ratios would be higher than the Fund's. The Trustees concluded that the Multi-Manager Small Cap Value Fund's expense ratio was acceptable.

SUBADVISERS. In evaluating the continuance of each Subadvisory Agreement, the Trustees examined the performance of that Subadviser against its benchmark index over the one month, year-to-date, one-year and since-inception periods ended on November 30, 2004, although they also recognized that the combined strengths of the two Subadvisers and the Adviser was more important to the Multi-Manager Small Cap Value Fund's "manager of managers" strategy than the performance over any particular period of either Subadviser.

     - EARNEST

       The Trustees compared the performance of Earnest to the Russell 2000 Value Index. They noted that Earnest had provided substantial positive returns in all periods reviewed and had outperformed its benchmark in all periods except the one-month period. The Trustees concluded that Earnest's performance as a Subadviser was highly satisfactory.

     - ICM

       The Trustees compared the performance of ICM to the Russell 2500 Value Index. They noted that ICM had provided substantial positive returns in all periods reviewed and had outperformed its benchmark in the one-month and since-inception periods, although it had lagged the benchmark in the year-to-date and one-year periods. The Trustees concluded that ICM's performance as a Subadviser was highly satisfactory.

FALL-OUT BENEFITS

The Trustees considered that the Adviser benefits from soft dollar arrangements in respect of the Multi-Manager Small Cap Value Fund because it receives brokerage and research services from brokers that execute the Funds' securities transactions. The Trustees reviewed information from the Adviser's Soft Dollar Oversight Committee arrangements, including lists of the principal counterparties executing soft dollar trades and the principal providers of third-party research and market data, and the soft ratio that the Adviser had negotiated. Each Subadviser provided information about its soft dollar policies. Earnest indicated that it did not engage in soft dollar transactions using brokerage of the Multi-Manager Small Cap Value Fund. The Trustees recognized that the other Subadvisers benefited from soft dollar arrangements using portfolio brokerage of a Fund.

The Trustees also considered that JPMorgan Chase Bank, an affiliate of the Adviser, earns fees from the Funds for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees.

The Trustees noted that the professional reputations of the Subadvisers may be enhanced by their association with the Funds.

ECONOMIES OF SCALE

The Trustees noted that the investment advisory fee schedules for the Funds do not contain breakpoints. The Trustees recognized that the fee schedule for the administrative services provided by JPMorgan Chase Bank did include a fee breakpoint, which was tied to the overall level of non-money market funds advised by the Adviser, and that each Fund was benefiting from that breakpoint. The Trustees concluded that the benefits of economies of scale were being realized to an appropriate degree by the Funds.

                               PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED (As of December 31, 2004)

The following table shows information regarding all of the other accounts managed by each portfolio manager as of December 31, 2004

                                                                           OTHER POOLED INVESTMENT
                                     REGISTERED INVESTMENT COMPANIES              VEHICLES                     OTHER ACCOUNTS
                                     NUMBER OF                         NUMBER OF                        NUMBER OF
                                     ACCOUNTS          TOTAL ASSETS    ACCOUNTS          TOTAL ASSETS   ACCOUNTS      TOTAL ASSETS
------------------------------------------------------------------------------------------------------------------------------------
MULTI-MANAGER
SMALL CAP GROWTH FUND

JOEL LEVIN (JPMIM)                      None               None           None                   None      None                 None

NEIL WAGNER (BLACKROCK)                  4          $   694,000,000       None                   None       5       $    217,000,000

RICK RUVKUN (SELIGMAN)                   3          $   216,280,000       None                   None      600      $  1,968,216,000

MICHAEL J. ALPERT (SELIGMAN)             3          $   216,280,000       None                   None      583      $  1,962,324,000

STEPHEN B. YOST (SELIGMAN)               3          $   216,280,000       None                   None      585      $  1,966,147,000

JAMES W. OBERWEIS (OBERWEIS)             7          $   479,865,391       None                   None      140      $    446,365,927

PAUL A GRAHAM, JR. (UBS GLOBAL AM)       7          $   790,000,000        2          $   493,000,000       6       $    335,000,000

DAVID N. WABNIK (UBS GLOBAL AM)          7          $   790,000,000        2          $   493,000,000       6       $    335,000,000

MULTI-MANAGER
SMALL CAP VALUE FUND

JOEL LEVIN (JPMIM)                      None               None           None                   None      None                 None

CHRISTOPHER BLUM (JPMIM)                 9          $ 2,700,000,000        9          $ 1,500,000,000       3       $    321,000,000

PAUL VIERA (EARNEST)                     4          $ 1,116,000,000        2          $     6,400,000      168      $ 10,400,000,000

JAMES SIMMONS (ICM)                      2          $   332,505,086        1          $     6,875,739      1271     $  1,451,072,966

KEVIN JONES (ICM)                        2          $   332,505,086        1          $     6,875,739      816      $    339,995,324

The following table shows information on the other accounts managed by each portfolio manager that have advisory fees wholly or partly based on performance.

                     PERFORMANCE BASED FEE ADVISORY ACCOUNTS

                                                                           OTHER POOLED INVESTMENT
                                     REGISTERED INVESTMENT COMPANIES              VEHICLES                     OTHER ACCOUNTS
                                     NUMBER OF                         NUMBER OF                        NUMBER OF
                                     ACCOUNTS          TOTAL ASSETS    ACCOUNTS          TOTAL ASSETS   ACCOUNTS      TOTAL ASSETS
------------------------------------------------------------------------------------------------------------------------------------
MULTI-MANAGER
SMALL CAP GROWTH FUND

JOEL LEVIN (JPMIM)                      None               None           None                 None        None                 None

NEIL WAGNER (BLACKROCK)                 None               None           None                 None        None                 None

RICK RUVKUN (SELIGMAN)                  None               None           None                 None        None                 None

MICHAEL J. ALPERT (SELIGMAN)            None               None           None                 None        None                 None

STEPHEN B. YOST (SELIGMAN)              None               None           None                 None        None                 None

JAMES W. OBERWEIS (OBERWEIS)            None               None           None                 None         2          $  40,177,601

PAUL A GRAHAM, JR. (UBS GLOBAL AM)      None               None           None                 None         1          $  52,140,000

DAVID N. WABNIK (UBS GLOBAL AM)         None               None           None                 None         1          $  52,140,000

MULTI-MANAGER
SMALL CAP VALUE FUND

JOEL LEVIN (JPMIM)                      None               None           None                 None        None                 None

CHRISTOPHER BLUM (JPMIM)                None               None           None                 None        None                 None

PAUL VIERA (EARNEST)                    None               None            1           $  2,200,000         7          $ 488,200,000

JAMES SIMMONS (ICM)                     None               None            6           $ 25,260,012         1          $     250,587

KEVIN JONES (ICM)                       None               None           None                 None        None                 None

POTENTIAL CONFLICTS OF INTERESTS

As shown in the above table, the portfolio managers may manage accounts in addition to the identified registered investment companies (each a "RIC"). The potential for conflicts of interest exists when the Adviser or a Subadviser and its portfolio managers manage other accounts with similar investment objectives and strategies as the RIC ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.


JPMIM. Responsibility for managing the Adviser's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

The Adviser may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser could be viewed as having a conflict of interest to the extent that the Adviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

The Adviser has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the Adviser's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a DE MINIMIS allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the adviser may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser so that fair and equitable allocation will occur over time.

BLACKROCK ADVISORS, INC. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees) which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action which BlackRock, any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors, or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, BlackRock includes disclosure regarding these matters to its clients in both its Form ADV and investment management agreements.


Circumstances may arise under which BlackRock determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its clients accounts, there is a limited supply or demand for the security or other investment. Under such circumstances, BlackRock will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but shall not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for the Fund, BlackRock may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the Fund with the average price. The portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund.

EARNEST PARTNERS, LLC. No material conflicts of interest exist. All accounts are managed to model portfolios that are approved by the investment committee, and trades are allocated pro-rata to all accounts so that no one account is advantaged over another pursuant to trade allocation policies and procedures.

ICM ASSET MANAGEMENT, INC. ICM and its affiliates provide investment advice to numerous clients in addition to the Fund, and sponsor, manage and participate in other securities investment activities and programs unrelated to the Fund, some of which may compete with the Fund's activities. These other activities create conflicts of interest with the Fund over the time devoted to managing the Fund and the allocation of securities for purchase and sale among the Fund and the other client accounts managed by ICM. The employees, officers and managers of ICM and its affiliates also invest for their own accounts, subject to the personal trading policies and Code of Ethics of those entities. ICM, its affiliates and their managers, members, officers and employees may participate in many transactions that might otherwise be investment opportunities for the Fund, provided that investment opportunities must first be available to ICM Clients.

ICM's policy is, to the extent practicable, to allocate investment opportunities among persons and entities to or with which ICM and its affiliates have fiduciary duties and relationships, including the Fund and other client accounts, on a fair and equitable basis. ICM has many different types of clients. These clients may have different investment strategies and expected levels of trading. ICM selects investments for each of its clients based solely on the investment considerations of that client. In the course of providing advisory services, ICM may buy or sell a security for one type of client but not for another, and may buy or sell a security for one type of client while simultaneously selling or buying the same security for another type of client. ICM may at times cause the Fund to invest in securities in which ICM, its affiliates or its other client accounts have previously invested, even if the

Fund's investment in such securities is on terms different from, and less favorable than, the terms on which ICM, its affiliates or other client accounts previously invested. Other client accounts, ICM and its affiliates may benefit, directly or indirectly, monetarily or otherwise, by the Fund's investments, and the accounts' investments may in some cases be more liquid than those of the Fund. ICM is not obligated to acquire for the Fund any security that ICM, its affiliates, or their managers, members, officers or employees acquire for its or their own accounts or for any other client account, if it is not practical or desirable to acquire such security for the Fund.


J. & W. SELIGMAN & CO. INCORPORATED. Actual or potential conflicts of interest may arise from the fact that J. & W. Seligman & Co. Incorporated ("Seligman") and the portfolio managers of certain of the assets of the JP Morgan Multi-Manager Small Cap Growth Fund (the "Small Cap Growth Fund") have day-to-day management responsibilities with respect to accounts of clients of Seligman other than the Small Cap Growth Fund ("Other Accounts"). Seligman has policies and procedures intended to mitigate or manage the conflicts of interest described below. There is no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises.

Seligman may receive higher compensation with respect to Other Accounts (including accounts which are private investment funds or have performance or higher fees paid to Seligman, or in which one or more portfolio managers have direct or indirect personal interest in the receipt of such fees) than that received with respect to the Small Cap Growth Fund. This may create a potential conflict of interest for Seligman or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, Seligman could be viewed as having a conflict of interest to the extent that Seligman or an affiliate has a proprietary investment in one or more Other Accounts, the portfolio managers have personal investments, directly or indirectly, in one or more Other Accounts or the Other Accounts are investment options in Seligman's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Seligman may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Seligman may be perceived as causing accounts it manages to participate in an offering to increase Seligman's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because Seligman manages accounts that engage in short sales of securities of the type in which many clients may invest, Seligman could be seen as harming the performance of certain client accounts (i.e., those not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Similarly, Seligman could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent the such sales reduce the cost to cover the short positions.

Seligman and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. A particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. Simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities.

Employees of Seligman, including portfolio managers, may engage in personal trading, subject to Seligman's Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from subsequent trading by clients in similar securities.

Because portfolio managers of Seligman manage multiple client accounts, portfolio mangers may devote unequal time and attention to the portfolio management of client accounts.

OBERWEIS ASSET MANAGEMENT, INC. As indicated in the above table, James W. Oberweis is primarily responsible for the day-to-day management of other accounts, including other accounts with investment strategies similar to the J.
P. Morgan Multi-Manager Small Cap Growth Fund (JPMSGF). Those accounts include The Oberweis Funds, other mutual funds for which Oberweis serves as investment sub-adviser, separately managed accounts and the personal/proprietary accounts of Mr. Oberweis. The fees earned by Oberweis for managing client accounts may vary among those accounts, particularly because for at least two accounts, Oberweis is paid based upon the performance results of the account. In addition, Mr. Oberweis may personally invest in The Oberweis Funds. These factors could create conflicts of interest because Mr. Oberweis may have incentives to favor certain accounts over others, resulting in other accounts outperforming the JPMSGF. A conflict may also exist if Mr. Oberweis identifies a limited investment opportunity that may be appropriate for more than one account, but the JPMSGF is not able to take full advantage of that opportunity due to the need to allocate the opportunity among multiple accounts. In addition, Mr. Oberweis may execute transactions for another account that may adversely impact the value of securities held by the Multi-Manager Small Cap Growth Fund.

However, Oberweis believes that these risks are mitigated by the fact that accounts with like investment strategies or which hold the same securities are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or other limitations applicable only to certain accounts, as well as differences in each account's initial holdings, cash flow, account size and other factors. In addition, Oberweis has adopted trade allocation procedures that require equitable allocation of trades for a particular security among participating accounts over time and a Code of Ethics that addresses possible conflicts between personal trades and client trades.

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC. The portfolio management team manages a model portfolio. Changes in individual accounts follow the changes made to the model. There are no perceived conflicts between accounts and dispersion between accounts is small due to the use of the model. The portfolio management team that manages the Small Cap Growth model also manages a SMID growth strategy.

PORTFOLIO MANAGER COMPENSATION

JPMIM. The Adviser's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Adviser's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

BLACKROCK ADVISORS, INC. BlackRock's financial ties with its portfolio managers, its competitive compensation, and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

BASE COMPENSATION. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

DISCRETIONARY COMPENSATION. In addition to base compensation, the portfolio manager may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

     LONG-TERM RETENTION AND INCENTIVE PLAN (LTIP) - The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in part in cash and in part in BlackRock common stock. Mr. Wagner has received an award under the LTIP.

     DEFERRED COMPENSATION PROGRAM - A portion of the compensation paid to the portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. The portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, a portion of the annual compensation of certain senior managers, including Mr. Wagner, is mandatorily deferred in a similar manner for a number of years.

     OPTIONS AND RESTRICTED STOCK AWARDS - While incentive stock options are not presently being awarded to BlackRock employees, BlackRock previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Mr. Wagner has been granted stock options in prior years.

     INCENTIVE SAVINGS PLANS - The PNC Financial Services Group, Inc., which owns approximately 71% of BlackRock's common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee's contribution of up to 6% of the employee's salary. The company match is made using BlackRock common stock. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Mr. Wagner is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of two components: the investment performance of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks, rather than each other. In most cases, including for the portfolio manager of the Portfolio, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts are measured. For Mr. Wagner, the relevant benchmark is the RUSSELL 2000 GROWTH INDEX.

Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm. BlackRock's Management Committee determines all compensation matters for portfolio managers. BlackRock's basic compensation structure has been in place since its inception.

EARNEST PARTNERS, LLC. All EARNEST Partners personnel are paid a salary and a discretionary bonus. A portion of the bonus may consist of profit sharing and/or deferred compensation. The Company also matches a portion of employees' 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service. Equity ownership is another component of compensation for the portfolio manager. The Firm is employee-owned.

ICM ASSET MANAGEMENT, INC. ICM recognizes that sharing our firm's financial success with employees is critical to retaining exceptional talent. As such, our portfolio manager compensation program has been tailored to strongly incentivize both solid long-term portfolio performance as well as the consistent achievement of client investment objectives. Each portfolio manager's performance is assessed annually based on these criteria.

ICM's portfolio manager compensation package includes a base salary, generous 401(k) and retirement benefits, and the potential for both a discretionary bonus and the opportunity to obtain an equity interest in the company.

Base salary: Base salaries are competitive within the investment management industry and vary based on the manager's seniority and position in the firm.

Discretionary bonus: The amount of the discretionary bonus is tied to the performance of each individual manager, and is determined by both actual and relative portfolio performance, as well as a percentage of revenues based on assets under management.


J.W. SELIGMAN & CO. INCORPORATED. As compensation for their responsibilities, each of Messrs. Ruvkun, Alpert and Yost (the "Portfolio Managers") received a base salary and discretionary bonus for the year ended December 31, 2004.

A portion of the discretionary bonuses is allocated from a bonus pool which is based upon (i) the annual revenues generated from the accounts under management for the Portfolio Managers' investment team and (ii) the weighted-average investment performance of such accounts in five categories versus corresponding benchmarks over a rolling two-year period as follows:



     Seligman proprietary mutual funds      -   Lipper Small Cap Growth Fund Average

     small cap institutional accounts       -   Callan Small Cap Growth Universe

     small/mid cap institutional accounts
     (which include the Seligman advised
     assets of the Trust)                   -   Callan Small/Mid Cap Growth Universe

     small cap wrap accounts                -   Russell/Mellon Performance Universe for Small Cap Growth

     small/mid cap wrap accounts            -   Russell/Mellon  Performance  Universe for Small/Mid Growth
                                                or Callan Small/Mid Cap Growth Universe;



A portion of the discretionary bonuses is based on other qualitative and quantitative factors. The factors, which have no particular weightings and may apply differently from person to person may include, among other things, the Portfolio Manager's relative investment performance versus one or more competitive universes or benchmarks for periods other than noted above; Seligman's overall profitability and profitability attributable to the assets under management for the Portfolio Manager's investment team; and the Portfolio Manager's support of marketing efforts.

The structure of a Portfolio Manager's compensation may be modified from time to time to reflect, among other things, changes in responsibilities or the competitive environment.


OBERWEIS ASSET MANAGEMENT, INC. Oberweis offers its investment professionals a competitive compensation package consisting of a base, an incentive-based fee, and equity ownership. Typically, the base comprises the smallest component of the overall compensation package. Incentive fees are computed based on product composite results compared to their appropriate benchmarks based on rolling 1-year and 3-year returns relative to the appropriate benchmarks (i.e. Russell 2000 Growth Index for Small-Cap Growth Equity), with a heavier weighting on 3-year returns. Most of the incentive reward is quantitatively defined in advance. A smaller percentage of the incentive program includes a subjectively evaluated bonus for team spirit, mentoring of less experienced team members, and outstanding client service.

To ensure long-term commitment, a significant portion of Mr. Oberweis' compensation is linked to equity ownership in Oberweis. Senior executives and key investment professionals are also equity investors in Oberweis. Investment professional bonuses are based on the Oberweis Composite results relative to their respective benchmarks.

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC. The portfolio managers receive a base salary and incentive compensation based on their personal performance.

Our compensation and benefits programs are designed to provide our investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of our clients. Overall compensation can be grouped into four categories:

     - Competitive salary, benchmarked to maintain competitive compensation opportunities.

     - Annual bonus, tied to individual contributions and investment performance.

     - UBS equity awards, promoting company-wide success and employee retention.

     - Partnership Incentive Program (PIP), a phantom-equity-like program for key senior staff.

BASE SALARY is used to recognize the experience, skills and knowledge that our investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

ANNUAL BONUSES are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. We strongly believe that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns our investment professionals' interests with those of our clients.

ANALYST INCENTIVES. Because we value our proprietary research, we have designed a compensation system that has made investment analysis a highly regarded career within our firm. Grouped into 12 global sector teams, our analysts manage model portfolios in global and local sectors, which are used by the portfolio management teams to construct client portfolios. Analyst incentives are tied to the performance of the model portfolios, which we evaluate over rolling three-year periods. One-third of each analyst's rating is based upon the performance of the model global sector portfolio; one-third on the model local sector portfolio; and one-third is a qualitative assessment of their contribution. We believe that this system closely aligns our analysts' incentives with our clients.

UBS AG EQUITY. Many of our senior investment professionals receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Not only does this reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool as the equity shares typically vest over a number of years.

Broader equity share ownership is encouraged for all employees through "Equity Plus". This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS AG stock options are given for each share acquired and held for two years. We feel this engages our employees as partners in the firm's success, and helps to maximize our integrated business strategy.

PARTNERSHIP INCENTIVE PROGRAM (PIP). Designed to promote an entrepreneurial culture and drive long-term thinking, the PIP is a phantom-equity-like program for key senior staff (approximately top 2%). By tying compensation to overall firm performance over the mid-to longer-term, the program offers significant compensation opportunities for our senior staff.

OWNERSHIP OF SECURITIES

The following table indicates the dollar range of securities of each Fund beneficially owned by the Fund's lead portfolio managers as of December 31, 2004, the Funds' most recent fiscal year end.

                  AGGREGATE DOLLAR RANGE OF SECURITIES IN FUND

                                                                                                              $500,001 -     OVER
                                    NONE   $1-$10,000  $10,001-$50,000   $50,001-$100,000  $100,001-$500,000  $1,000,000  $1,000,000
------------------------------------------------------------------------------------------------------------------------------------
MULTI-MANAGER
SMALL CAP GROWTH FUND

JOEL LEVIN (JPMIM)                    X

NEIL WAGNER (BLACKROCK)               X

RICK RUVKUN (SELIGMAN)                X

MICHAEL J. ALPERT (SELIGMAN)          X

STEPHEN B. YOST (SELIGMAN)            X

JAMES W. OBERWEIS (OBERWEIS)          X

PAUL A GRAHAM, JR. (UBS GLOBAL AM)    X

DAVID N. WABNIK (UBS GLOBAL AM)       X

MULTI-MANAGER
SMALL CAP VALUE FUND

JOEL LEVIN (JPMIM)                    X

CHRISTOPHER BLUM (JPMIM)              X

PAUL VIERA (EARNEST)                  X

JAMES SIMMONS (ICM)                   X

KEVIN JONES (ICM)                     X

                                  ADMINISTRATOR

Pursuant to an Administration Agreement dated February 19, 2005 (the "Administration Agreement"), between the Trust, on behalf of the Funds, and JPMFM, JPMFM serves as administrator of the Funds. JPMFM is an affiliate of JPMorgan Chase Bank, an indirect, wholly-owned subsidiary of JPMorgan Chase, and has its principal place of business at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.


Pursuant to the Administration Agreement, JPMFM will perform or supervise all operations of each Fund for which it serves (other than those performed under the advisory agreement(s), the custodian and fund accounting agreement, and the transfer agency agreement for that Fund). Under the Administration Agreement, JPMFM has agreed to maintain the necessary office space for the Funds, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds' operations other than those performed under the advisory agreement(s), the custodian and fund accounting agreement, and the transfer agency agreement. Under the Administration Agreement, JPMFM may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement. Currently the Administrator pays a portion of the fees it receives to BISYS Fund Services, L.P. for its services as each Fund's sub-administrator. It is expected that, effective July 1, 2005, J.P. Morgan Investor Services, Co. will be each Fund's sub-administrator.

Unless sooner terminated, the Administration Agreement will continue in effect through October 31, 2005. Thereafter, if not terminated, the Administration Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the Administration Agreement or interested persons of any such party. The Administration Agreement may be terminated without penalty, on not less than 60 days' prior written notice, by the Board of Trustees or by JPMFM. The termination of the Administration Agreement with respect to one Fund will not result in the termination of the Administration Agreement with respect to any other Fund.

The Administration Agreement provides that JPMFM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

In consideration of the services to be provided by JPMFM pursuant to the Administration Agreement, JPMFM will receive from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the series of JPMorgan Funds Complex that operate as money market funds ("Money Market Funds")) and 0.075% of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the Money Market Funds) over $25 billion of such assets.

For purposes of the preceeding two paragraphs, the "JPMorgan Funds Complex" includes the open-end investment companies in the JPMorgan Complex including the series of the former One Group Mutual Funds.

From February 28, 2003 to February 19, 2005, pursuant to the administration agreements between the Trust, on behalf of the Funds, respectively, and JPMorgan Chase Bank (the "Administration Agreements"), JPMorgan Chase Bank was the administrator of the Funds. In consideration of the services that JPMorgan Chase Bank provided pursuant to the Administration Agreement, JPMorgan Chase Bank received from the Funds a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may have voluntarily waived a portion of the fees payable to it with respect to the Funds. JPMorgan Chase Bank paid a portion of the fees it received to BISYS Fund Services, L.P. for its services as the sub-administrator for the Funds.


For the fiscal period indicated below, JPMorgan Chase Bank was paid or accrued administration fees, and waived the amounts in parentheses, for the following Funds (amounts in thousands):

                                           FISCAL PERIOD ENDED
                                         FROM FEBRUARY 28, 2003
                                                 THROUGH               FISCAL YEAR ENDED
                                           DECEMBER 31, 2003*          DECEMBER 31, 2004
                                         PAID/                         PAID/
                  FUND                  ACCRUED           WAIVED      ACCRUED      WAIVED
                                        -------------------------------------------------
Multi-Manager Small Cap Growth Fund      $ 165             ($15)      $ 372         ($15)
Multi-Manager Small Cap Value Fund       $ 164             ($31)      $ 444         ($3)


* The Multi-Manager Funds commenced operations on 2/28/03.

                                   DISTRIBUTOR

Effective February 19, 2005, JPMorgan Distribution Services, Inc. (formerly known as One Group Dealer Services, Inc.) serves as the Trust's Distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, JPMDS has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of shares of each of the Funds in accordance with the terms of the Distribution Agreement between the Trust and JPMDS. JPMDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase. The principal offices of JPMDS are located at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

Unless otherwise terminated, the Distribution Agreement with JPMDS will continue in effect until October 31, 2005 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of each Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice, by the Board of Trustees, by vote of majority of the outstanding voting securities of each Fund or by the JPMDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. JPMDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc., a wholly-owned, indirect subsidiary of The BISYS Group, Inc., served as the distributor of the Funds.

                          SHAREHOLDER SERVICING AGENTS

Effective February 19, 2005, the Trust, on behalf of each Fund, has entered into a shareholder servicing agreement with JPMDS ("Shareholder Servicing Agreement"). Under the Shareholder Servicing Agreement, JPMDS will provide, or cause its agents to provide, any combination of the personal shareholder liaison services and shareholder account information services ("Shareholder Services") described below or other related services ("Other Related Services") as also described below.

"Shareholder Services" include (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; (b) providing shareholders with information through electronic means; (c) assisting shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (d) arranging for or assisting shareholders with respect to the wiring of the funds to and from shareholder accounts in connection with shareholder orders to purchase, redeem or exchange shares; (e) verifying shareholder requests for changes to account information; (f) handling correspondence from shareholders about their accounts; (g) assisting in establishing and maintaining shareholder accounts with the Trust; and (h) providing other shareholder services as the Trust or a shareholder may reasonably request, to the extent permitted by applicable law.


"Other Related Services" include (a) aggregating and processing purchase and redemption orders for shares; (b) providing shareholders with account statements showing their purchases, sales, and positions in the applicable Fund; (c) processing dividend payments for the applicable Fund; (d) providing sub-accounting services to the Trust for shares held for the benefit of shareholders; (e) forwarding communications from the Trust to shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and SAIs; (f) receiving, tabulating and transmitting proxies executed by shareholders; (g) facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares; (h) developing and maintaining the Trust's website; (i) developing and maintain facilities to enable transmission of share transactions by electronic and non-electronic means; (j) providing support and related services to Financial Intermediaries in order to facilitate their processing of orders and communications with shareholders; (k) providing transmission and other functionalities for shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (l) developing and maintaining check writing functionality.


Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS a fee at the annual rate of 0.25% of the average daily NAV of Fund shares owned by or for shareholders, for providing Shareholder Services and Other Related Services.

To the extent it is not otherwise required by its contractual agreement to limit a Fund's expenses as described in the Prospectus for the Funds, JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to each Fund on a month-to-month basis.

JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of such fees received from the Funds to such entities for performing Shareholder Services and/or Other Related Services, as described above, for shareholders. Such Financial Intermediaries may include, without limitation, any person who is an affiliate of JPMDS.

The Shareholder Servicing Agreement, unless sooner terminated, will continue until October 31, 2005. Thereafter, if not terminated, the Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to the Shareholder Servicing Agreement or interested persons (as defined in the 1940 Act) of any such party. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Board of Trustees of the Trust or by JPMDS. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

Prior to February 19, 2005, JPMorgan Chase Bank served as a shareholder servicing agent to the Funds.

The table below sets forth for each Fund listed the shareholder servicing fees paid or accrued (the amounts voluntarily waived are in parentheses) for the fiscal period indicated (amounts in thousands):


                                           FISCAL PERIOD ENDED
                                         FROM FEBRUARY 28, 2003
                                                 THROUGH               FISCAL YEAR ENDED
                                           DECEMBER 31, 2003*          DECEMBER 31, 2004
                                         PAID/                         PAID/
                  FUND                  ACCRUED           WAIVED      ACCRUED      WAIVED
                                        -------------------------------------------------
Multi-Manager Small Cap Growth Fund      $ 275             ($172)     $ 620         ($27)
Multi-Manager Small Cap Value Fund       $ 273             ($178)     $ 739         ($18)


* The Multi-Manager Funds commenced operations on 2/28/03.

Financial Intermediaries may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Financial Intermediary may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Intermediaries may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Financial Intermediaries.

For shareholders that bank with JPMorgan Chase Bank, JPMDS may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Financial Intermediaries may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

JPMDS or its affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Financial Intermediaries for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Financial Intermediaries. Such compensation does not represent an additional expense to the Funds or to their shareholders, since it will be paid by JPMDS.

JPMDS, the JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

                                 TRANSFER AGENT

Effective February 19, 2005, the Trust has also entered into a Transfer Agency Agreement with Boston Financial Data Services, Inc. ("BFDS" or the "Transfer Agent") pursuant to which BFDS acts as transfer agent for the Trust. BFDS's address is 2 Heritage Drive, North Quincy, Massachusetts 02171. Prior to February 19, 2005 DST Systems, Inc. served as the transfer agent for each Fund.

                                    CUSTODIAN

Pursuant to the Global Custody and Fund Accounting Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated February 18, 2005, JPMogan Chase Bank serves as the custodian and fund accounting agent for each Fund, and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank is an affiliate of the Adviser to the Funds.

For fund accounting services, each Fund pays to JPMorgan Chase Bank the higher of (a) each Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. equity funds of 0.012% of the first $10 billion, 0.005% on the next $10 billion, 0.004% on the next $10 billion and 0.0025% for such assets over $30 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. equity fund is $20,000. In addition, there is a $2,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts.

For custodian services, each Fund pays to JPMorgan Chase Bank safekeeping fees of between 0.001% and 0.6% of assets held by JPMorgan Chase Bank (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

                            FINANCIAL INTERMEDIARIES

The services provided by Financial Intermediaries may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Financial Intermediary, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMDS or the Financial Intermediary's clients may reasonably request and agree upon with the Financial Intermediary.

Financial Intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among Financial Intermediaries, but in all cases will be retained by the Financial Intermediary and will not be remitted to a Fund or JPMDS.

Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at a Fund's net asset value next calculated after they are so accepted.

The Funds may also enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking, sub-transfer agency and/or omnibus accounting. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, shareholder servicing fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor and shareholder servicing agent, respectively. From time to time, JPMDS or its affiliates may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its or their own expense and out of its or their legitimate profits.

                  CASH COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMDS and JPMIM may compensate Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, 12b-1 fees and payments by JPMDS and JPMIM or their affiliates from their own resources. JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by such Financial Intermediaries.

Occasionally, JPMDS and JPMIM, at their own expense and out of their legitimate profits, may provide cash incentives (sometimes referred to as "revenue sharing") to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of JPMDS and JPMIM from time to time. Those additional cash incentives are payments over and above the sales charges (including 12b-1 fees) and shareholder servicing fees paid by the Funds. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support, and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finder's fees that vary depending on the Fund and the dollar amount of shares sold. In addition, JPMDS may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a CDSC.

Revenue sharing payments are usually structured in one of three ways: (i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or
(iii) fixed dollar amount payments.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Trust and the Funds is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each Fund, assists in the preparation and/or review of the Fund's federal and state income tax returns.

                                    EXPENSES

The Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares of the Fund. Shareholder servicing and distribution fees are all allocated to specific classes of the Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

JPMIM, JPMFM and JPMDS have agreed that they will waive fees or reimburse each Fund as described in the Prospectus.

The Adviser believes that it is likely that the Funds will be of a sufficient size to permit the reimbursement of any such reductions or payments. However, there is no assurance that any such reimbursements will be made. Reimbursement is contingent upon the Adviser's determination that it will seek reimbursement for the Fund. In addition, the Board of Trustees must approve any requested reimbursement. Further, any expenses which cannot be recouped within three years will never be reimbursed by the Fund. In other words, any unrecouped amount after the three year period would not require payment either on liquidation of the Fund or termination of the Advisory Agreement.




                      PURCHASES, REDEMPTIONS AND EXCHANGES

The JPMorgan Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Funds reserve the right to request that the investor buy more shares or to close the investor's account. If an investor's account balance is still below the minimum 60 days after notification, the Funds reserve the right to close out such account and send the proceeds to the address of record. The JPMorgan Funds may defer acting on a shareholder's instructions until it has received them in proper form and in accordance with the requirements described in the Prospectus.

Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging or redeeming shares of a Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing a Fund's NAV, as described in the section entitled "Net Asset Value". This is a taxable transaction to the shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, including without limitation the following: (i) the securities must be traded on a public securities market or have quoted bid and asked prices available; (ii) JPMIM must determine that acceptance is in the best interest of the Funds and conforms with the applicable Fund's fundamental objectives, policies and restrictions; and (iii) a Fund may not accept unregistered securities which, if transferred, would be required to be registered.

Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

The Trust, on behalf of each Fund, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

Each investor in a Fund may add to or reduce its investment in the Fund on each day that the New York Stock Exchange is open for business. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to changes in bank accounts, any written requests for additional account services made after a shareholder has submitted an initial account application to the Funds, and in certain other circumstances described in the Prospectus. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge. Investors may incur a fee if they effect transactions through a broker or agent.

CUT-OFF TIMES FOR PURCHASE, REDEMPTION AND EXCHANGE ORDERS. Orders to purchase, exchange or redeem shares accepted by the Funds, or by a Financial Intermediary authorized to accept such orders, by the cut-off times indicated in the Funds' Prospectuses will be processed at the NAV next calculated after the order is accepted by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, Financial Intermediaries that are authorized to accept purchase, exchange and/or redemption orders from investors are permitted to transmit those orders that are accepted by the Financial Intermediary before the cut-off times in the various Prospectuses to the Funds by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the Prospectuses.

                           DIVIDENDS AND DISTRIBUTIONS

Each Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the Prospectus.

Dividends and capital gains distributions paid by a Fund are reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's Fund account at JPMorgan or account with his Financial Intermediary or, in the case of certain JPMorgan customers, are mailed by check in accordance with his instructions. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE

The NAV of each Fund is equal to the value of all the assets attributable to that Fund, minus the liabilities attributable to that Fund, divided by the number of outstanding shares of such Fund. The following is a discussion of the procedures used by the Funds in valuing their assets.

Domestic equity securities listed on a U.S. or Canadian securities exchange shall be valued at the last sale price on the exchange on which the security is principally traded (the "primary exchange") that is reported before the time when the net assets of the Funds are valued. Securities traded on more than one exchange shall be valued at the last sale price on the primary exchange. If there has been no sale on such primary exchange, then the security shall be valued at the last sale price on the secondary exchange. If there has been no sale on the primary exchange or the secondary exchange on the valuation date, the security shall be valued at the mean of the latest bid and ask quotations as of the closing of the primary exchange. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

Generally, trading of foreign securities on most foreign markets is completed before the close of trading in U.S. markets. Additionally, trading on foreign markets may also take place on days on which the U.S. markets, and the Funds, are closed. The Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the Adviser determines in accordance with procedures adopted by the Trustees, as discussed below that use of another fair valuation methodology is appropriate. To the extent that foreign equity securities are not fair valued utilizing quotations of an independent pricing service, such securities will be valued using the price of the last sale or official close of the primary exchange on which the security is purchased that is reported before the time when the net assets of the Funds are valued. If there has been no sale on the primary exchange on the valuation date, and the average of bid and ask quotations are less than or equal to the last sale price of local shares on the valuation date, the security shall be valued at the last sale price of the local shares. If the average of the bid and ask quotations on the primary exchange is greater than the last sale price of the local shares, the security shall be valued at the average of the closing bid and ask quotations of the foreign listed shares on the primary exchange.

For purposes of calculating NAV all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates.

Futures, options and other derivatives are valued on the basis of available market quotations.

Securities of other open-end investment companies are valued at their respective NAVs.

Fixed-income securities with a remaining maturity of 61 days or more are valued using market quotations available from and supplied daily by third party pricing services or brokers/dealers of comparable securities. It is anticipated that such pricing services and broker/dealers will provide bis-side quotations. Short-term investments which mature in 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by a Fund was more than 60 days.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the general supervision and responsibility of the Trustees. The Board of

Trustees has established a Valuation Committee to assist the Board in its oversight of the valuation of the Funds' securities. The Funds' Administrator has established a Fair Valuation Committee ("FVC") to (1) make fair value determinations in certain pre-determined situations as outlined in the procedures approved by the Board and (2) provide recommendations to the Board's Valuation Committee in other situations. This FVC includes senior representatives from Funds management as well as the Funds' investment adviser. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of a Fund's securities (e.g., news relating to natural disasters affecting an issuer's operations or earnings announcements);
(2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

                          DISTRIBUTIONS AND TAX MATTERS

The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in the Funds in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

Each Fund generally will be treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

                 QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

If for any year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which the Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                                FUND INVESTMENTS

Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by the Fund. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, each Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent a Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

Each Fund invests in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its shareholders. In addition, certain interest charges may be imposed on a Fund as a result of such distributions. If a Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund. Alternatively, each Fund generally will be permitted to "mark to market" any shares it holds in a PFIC. If a Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. A Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. Each Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

Notwithstanding any election made by a Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

ADDITIONAL TAX INFORMATION CONCERNING REITS. The Funds may invest in real estate investment trusts ("REITs"). Such Funds' investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT will generally not constitute qualified dividend income.

Under technical corrections legislation currently pending in Congress, REITs will generally be able to pass through the tax treatment of tax-qualified dividends they receive. The Treasury Department and the Internal Revenue Service have indicated that taxpayers may apply the qualified dividend income rules as if this technical correction has already been enacted.

Some of the REITs in which the Funds may invest will be permitted to hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury obligations that have not yet been issued, but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess income inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Funds do not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

TAX EXEMPT DIVIDENDS. Each Fund intends to qualify to pay exempt-interest dividends to its respective shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt securities. An exempt-interest dividend is that part of dividend distributions made by a Fund that consists of interest received by a Fund on tax-exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from a Fund.

Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of a Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder. Any loss incurred on the sale or redemption of each Fund's shares held six months or less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.

Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend's proportionate share of a Fund's income consisting of such interest.

                               FUND DISTRIBUTIONS

Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

Distributions by each Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

                          SALE OR REDEMPTION OF SHARES

A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

                               BACKUP WITHHOLDING

Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

                              FOREIGN SHAREHOLDERS

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. Generally, interest-related dividends and short-term capital gains dividends received from a regulated investment company are exempt from the 30-percent withholding tax. This exemption applies to both nonresident alien individuals and foreign corporations for dividends paid after December 31. 2004, and applies to income that would not be subject to the 30-percent tax if earned by the foreign person directly. With respect to interest-related dividends, this exemption does not apply of the Fund does not receive a statement in Internal Revenue Service Form W-8 stating that the shareholder is not a U.S. person. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

                                  FOREIGN TAXES

Each Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. So long as more than 50% by value of the total assets of a Fund at the close of the taxable year consists of stock or securities of foreign issuers, the Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders.

If a Fund makes the election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of the Fund's income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by the Fund and (ii) the portion of any actual dividend paid by the Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from a Fund will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro rata share of a Fund's foreign income taxes. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals, and shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by a Fund unless certain holding period requirements are met.

Each Fund will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. Each Fund will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be passed through to the shareholders and the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.

                           STATE AND LOCAL TAX MATTERS

Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from the Funds' investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from the Funds' investments in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that the Funds invest to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Funds will be notified as to the extent to which distributions from the Funds are attributable to interest on such securities.

                          EFFECT OF FUTURE LEGISLATION

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                             PORTFOLIO TRANSACTIONS

Except as otherwise described herein, specific decisions to purchase or sell securities for a Fund are made by a portfolio manager who is either an employee of the Adviser or a Subadviser and who is appointed and supervised by senior officers of the Adviser or applicable Subadviser. Changes in the Funds' investments are reviewed by the

Board of Trustees. The Funds' portfolio managers may serve other clients of the Adviser or a Subadviser in a similar capacity. Money market instruments are generally purchased in principal transactions. In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

The frequency of a Fund's portfolio transactions "the portfolio turnover rate" will vary from year to year depending upon market conditions. Because a high portfolio turnover rate may increase transaction costs and the possibility of taxable short-term gains, the Adviser will weigh the added costs of short-term investment against anticipated gains. Each Fund will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective.


It is expected that the Funds will execute brokerage or other agency transactions through the Adviser, a Subadviser or their affiliates, (each an "affiliated broker") which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and rules promulgated by the SEC. Under these provisions, an affiliated broker is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange; provided, however, if the affiliated broker is the Adviser, a written contract must be in effect between the Trust and the affiliated broker expressly permitting the affiliated broker to receive and retain such compensation. These rules further require that commissions paid to the affiliated broker by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" (as defined in the 1940 Act) of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the affiliated brokers and will review these procedures periodically.

Because neither Fund will market its shares through intermediary brokers or dealers, it will not be the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser or a Subadviser may place portfolio orders with qualified broker-dealers who recommend a Fund's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

Under the Advisory Agreement, or a Subadvisory Agreement, as the case may be, and as permitted by Section 28(e) of the 1934 Act, the Adviser or the respective Subadviser may cause the applicable Fund to pay a broker-dealer which provides brokerage and research services to the Adviser or the respective Subadviser, the applicable Fund and/or other accounts for which the Adviser or Subadviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser or Subadviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's or Subadviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser will report to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes:
(i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement or by a Subadviser under a Subadvisory Agreement. The advisory fees that the Funds pay to the Adviser (or the subadvisory fees that the Adviser pays to a Subadviser) will not be reduced as a consequence of the Adviser's or a Subadviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser or a Subadviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser or a Subadviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser or a Subadviser, the Adviser or a Subadviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.


Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted exemptive orders permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable and tax-exempt money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The orders are subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and all other accounts over which the same investment adviser has investment discretion, and that no shares will be purchased from JPMDS or any of its affiliates.

On those occasions when the Adviser or a Subadviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including other Funds, the Adviser or a Subadviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser or Subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.


The Adviser and the Subadvisers serve as investment adviser to other clients and investment vehicles which may invest in securities of the same issuers as those in which the Funds invest. The Adviser or a Subadviser also may invest for its own account and for the accounts of its affiliates. Certain of the Adviser's or a Subadviser's activities may cause it to come into possession of material, nonpublic information ("inside information") about an issuer. When the Adviser or a Subadviser is in possession of inside information about an issuer, the Adviser or Subadviser may be unable to cause the Funds to purchase or sell securities of that issuer until the information is released to the public or is no longer material. As a result, the Funds may be unable to purchase certain suitable securities, or sell certain securities that it already owns, at the most opportune time. In particular, a Fund's inability to sell a security that it already owns may require the Fund to treat the security as an illiquid security and may have a negative effect on the Fund's valuation of the security. Should the Fund already own a significant amount of illiquid securities, it could be forced to sell other illiquid securities at inopportune times and at prices below what could theoretically be realized in order to comply with the Fund's 15% limit on holding illiquid securities.

The Funds paid the following brokerage commissions for the indicated fiscal periods (amounts in thousands):


                                                                         FISCAL PERIOD ENDED
                                                                          FEBRUARY 28, 2003*
                                                                               THROUGH          FISCAL YEAR ENDED
                                                                          DECEMBER 31, 2003     DECEMBER 31, 2004
                                                                         -------------------    -----------------
MULTI-MANAGER SMALL CAP GROWTH FUND
Total Brokerage Commissions                                                            $ 822              $ 1,442
Brokerage Commissions from Affiliated Broker Dealers                                   $  13              $    15

MULTI-MANAGER SMALL CAP VALUE FUND
Total Brokerage Commissions                                                            $ 455               $  556
Brokerage Commissions from Affiliated Broker Dealers                                   $   3               $    2


*  The Multi-Manager Funds commenced operations on 2/28/03

JPMIM. Under JPMIM's policy, "soft dollar" services refer to arrangements which fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended, which allow JPMIM to allocate client brokerage transactions to a broker-dealer in exchange for products or services which are research-related and enhance the investment decision-making process. JPMIM considers these soft dollar services to be either (1) market data services such as Bloomberg, Reuters, or Factset; or
(2) third party research and publications such as UBS providing JPMIM with Gerson Lehman research. Effective February 19, 2005, the Funds will not participate in JPMIM's soft dollar arrangements described below.

Allocation of transactions, including their frequency, to various broker-dealers is determined by JPMIM based on its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, JPMIM is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Funds and/or other accounts over which JPMIM exercises investment discretion. JPMIM may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that JPMIM determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of JPMIM to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to JPMIM in connection with its services to other clients.

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC. Under UBS Global AM's policy, soft dollar arrangements are those arrangements whereby products or services other than trade execution are obtained by a registered investment adviser from or through a broker-dealer in exchange for the adviser's direction of client brokerage transactions to that broker-dealer. Because soft dollar arrangements may result in higher commission rates for client accounts, they could be deemed to violate an adviser's fiduciary duty. Section 28(e) of the Securities Exchange Act of 1934 provides a safe harbor that allows an investment manager to obtain research and brokerage services in exchange for soft dollars. If an adviser complies with Section 28(e), it will be protected from any claims that the adviser breached its fiduciary duty as a result of its participation in soft dollar arrangements.

UBS PROCEDURES

UBS Global AM selects broker-dealers primarily on the basis of best available price and most favorable execution. However, UBS Global AM may direct transactions to broker-dealers based on research and brokerage services provided to UBS Global AM, which benefit its advisory clients. UBS Global AM's Soft Dollar Policies and Procedures ("Soft Dollar Policy") are designed to ensure that soft dollar arrangements fall within the Section 28(e) safe harbor.

The Soft Dollar Policy includes a detailed discussion of soft dollars and the legal requirements pertaining thereto, and outlines the steps that UBS Global AM takes to:

     (i) evaluate the services proposed to be provided pursuant to the Soft Dollar Policy;

     (ii) ensure that such services are, in fact, eligible for soft dollar payment; and

     (iii) make a good-faith allocation of "mixed-use" services (services that have both a research and non-research use).

The Soft Dollar Policy includes detailed procedures with respect to the review and approval of new soft dollar arrangements and of any amendment to existing soft dollar arrangements (each an "Agreement"). In particular, the Soft Dollar Policy provides that no Agreement will be entered into unless it has been reviewed and approved by:

     (i)   the Best Execution & Trading Committee ("Committee");

     (ii) the UBS Global AM Legal and Compliance Department ("Legal and Compliance"); and

     (iii) where services requiring computer hardware or software are to be provided, the UBS Global AM IT Department.

The Soft Dollar Policy also includes detailed monitoring procedures, including quarterly compliance reports by the Committee and Legal and Compliance; periodic compliance reviews of soft dollar transactions; and annual Committee reviews of soft dollar arrangements.

OBERWEIS ASSET MANAGEMENT, INC. A greater discount, spread or commission may be paid to non-affiliated broker-dealers that provide research services, which research may be used by Oberweis in managing assets of its clients, including the portion of the Fund that it manages. Research services may include data or recommendations concerning particular securities as well as a wide variety of information concerning companies, industries, investment strategy and general economic, financial and political analysis and forecasting. In some instances, Oberweis may receive research, statistical and/or pricing services it might otherwise have had to perform itself. However, Oberweis cannot readily determine the extent to which net prices or commission rates charged by most broker-dealers reflect the value of its research, statistical and/or pricing services. As Oberweis is the principal source of information and advice to the portion of the Fund that it manages and is responsible for managing the investment and reinvestment of those assets and determining the securities to be purchased and sold, it is believed by Oberweis to be in the interests of the portion of the Fund that it manages for Oberweis, in fulfilling its responsibilities to the Fund, to be authorized to receive and evaluate the research and information provided by other securities brokers or dealers, and to compensate such brokers or dealers for their research and information services. Any such information received may be utilized by Oberweis for the benefit of its other accounts as well, in the same manner that the portion of the Fund that it manages might also benefit from information obtained by Oberweis in performing services for its other accounts. Although it is believed that research services received directly or indirectly benefit all of Oberweis' accounts, the degree of benefit varies by account and is not directly related to the commissions or other remuneration paid by such account.

J. & W. SELIGMAN & CO. INCORPORATED. Seligman may receive a variety of research and brokerage services from brokers (either directly or through third parties) through whom Seligman will place securities transactions. Such research services includes reports and analyses on specific companies, industries, economic conditions and trends, statistical information, market data, credit analysis, and information about national and international developments. Research services may be received in the form of written reports (such as Thomson Financial Services (First Call and IBES) and Standard & Poor's periodicals), online services (such as Bloomberg or Bridge), electronic databases (such as Factset), or telephone contacts and personal meetings with security analysts, economists, corporate and industry spokepersons and representatives. Seligman is also provided with brokerage services and products such as electronic communication networks (e.g., Instinet or Universal Network Exchange (UNX)) and electronic links (e.g., Transactor Network Service TNS or Trade Route) to assist Seligman in seeking to obtain best execution on behalf of its clients and clearance and settlement services. The foregoing services may involve the use of, or be delivered by, computer systems whose software and hardware components may be provided to Seligman as part of the services. Research services furnished by brokers may be used in serving all of Seligman's accounts, but such services may or may not be used by Seligman in connection with the accounts that paid commissions to the broker for providing such services.

In certain cases, a research service may serve other functions that are not related to the making of investment decisions (such as accounting, recordkeeping or other administrative purposes). Seligman will make a good faith allocation of the cost of the product according to its mixed use, with only the portion allocated to research and brokerage services being paid for through commission dollars. Seligman will make a cash payment out of its own resources for the noneligible portion of the service. Neither the research and brokerage services provided by, nor the amount of brokerage given to, a particular broker-dealer are made pursuant to any written agreement or commitment that would obligate Seligman to compensate selected broker-dealers for the services provided. Seligman has an internal allocation procedure used to identify those broker-dealers who provide these services, and may endeavor to direct sufficient commissions to such broker-dealers to ensure continued receipt of research and brokerage services which Seligman believes are useful. Seligman's Soft-dollar Committee, which operates under the supervision of the Brokerage Allocation Committee, has oversight responsibilities for reviewing and evaluating the eligibility for research and brokerage services to be paid for through commission dollars.

EARNEST PARTNERS, INC. It is possible that EARNEST Partners may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to be assured of continuing to receive research that it considers useful. Such higher commissions would be paid in accordance with Section 28(e) of the Securities Exchange Act of 1934, which requires EARNEST Partners to determine in good faith that the commission paid is reasonable in relation to the value of the research provided. This determination may be based either in terms of the particular transaction involved or the overall responsibilities of EARNEST Partners with respect to all accounts over which it exercises discretion. Accordingly, research provided normally benefits many accounts rather than just the one(s) on which the order is being executed, and not all research may be used by EARNEST Partners in connection with the account which paid commissions to the broker providing the research.

The research received by EARNEST Partners includes, without limitation, information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news development affecting markets and specific securities; technical and quantitative information about markets; and analysis of proxy proposals affecting specific companies. Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, and access to computer databases. In some instances, research products or services received by EARNEST Partners may also be used by EARNEST Partners for functions that are not research related (i.e., not related to the making of investment decisions). Where a research product or service has a mixed use, EARNEST Partners will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

EARNEST Partners does not generally enter into agreements with brokers regarding specific amounts of brokerage because of research provided. EARNEST Partners does maintain, however, an internal allocation procedure to identify those brokers who have provided it with research, EARNEST Partners considers useful. These internal guidelines are established by the Investment Committee to provide direction to its trader, and are based, in part, on the quality and usefulness of the research provided and its value to EARNEST Partners. The amount of brokerage specifically allocated to any broker will be based, in part, on the cost of such research to the broker, and the amount allocated is generally higher than that which EARNEST Partners would pay for the research were it to pay for it in cash using its own funds.

BLACKROCK ADVISORS, INC. Section 28(e) of the 1934 Act provides a safe harbor for investment advisers to use commission dollars to purchase brokerage and research services from broker-dealers (commonly referred to as "soft dollar arrangements"). BlackRock believes that research services obtained through soft dollar arrangements enhance its investment decision making capabilities, thereby increasing the prospects for higher investment returns. BlackRock will only engage in soft dollar transactions that comply with the requirements of Section 28(e). To ensure compliance with Section 28(e), BlackRock has adopted a Soft Dollar Policy that requires that the BlackRock Brokerage Allocation Committee approve all soft dollar arrangements. Brokerage Allocation Committee approval is obtained by submitting to the Administration Group a soft dollar service request form, which includes, among other information, a description of the service, the designated use of the service, the identity of the ultimate users of the service and the cost of the service. The Administration Group will send a copy of the request to the Legal and Compliance Department for review. The request is then circulated for signature by three Brokerage Allocation Committee members and presented for ratification at monthly Brokerage Allocation Committee meetings. The Administration Group shall prepare quarterly reports regarding BlackRock's soft dollar usage that are presented to the Brokerage Allocation Committee.

ICM ASSET MANAGEMENT, INC. ICM Asset Management, Inc. (ICM) has adopted a soft dollar policy to ensure that soft dollar and brokerage allocation practices of ICM comply with the rules and regulations of the U.S. Securities and Exchange Commission. In particular, ICM's soft dollar arrangements are required to be within the safe harbor afforded by Section 28(e) of the Securities Exchange Act of 1974.

ICM's Compliance department has the authority and responsibility to establish and monitor soft dollar arrangements, and each year develops a soft dollar budget. ICM's Best Execution Committee, which includes representatives from the Trading, Portfolio Management, Research and Compliance departments, reviews the budget and otherwise assists the Compliance department in its efforts to evaluate and monitor soft dollar arrangements. The Best Execution Committee also serves as the focal point for coordinating decisions relating to commission allocation.

Under a soft dollar arrangement, ICM may purchase from a broker or allow a broker to pay for certain research and brokerage services. The products and services may be proprietary to the broker, or may be obtained from a third-party vendor. Prior to entering into an arrangement to pay for a third-party product with soft dollar commissions, ICM personnel follow a specific review and approval process.

Form ADV disclosures concerning brokerage allocation and soft dollar activities are reviewed by ICM to ensure consistency with actual practice. If ICM's disclosures do not adequately address the nature and extent of soft dollar practices together with any conflicts posed by these activities, then the Compliance department amends the disclosures.

The Compliance department keeps the records relating to ICM's soft dollar arrangements. If a product or service is determined to be a mixed-use item, the Compliance Department maintains documentation that supports the reasonable allocation of the cost between hard and soft dollars.


For the fiscal year ended December 31, 2004, the Funds paid the following in commissions to brokers and dealers who provided research services.



                                         TOTAL RESEARCH
                FUND                      COMMISSIONS        PERCENTAGE OF TOTAL COMMISSIONS
Multi-Manager Small Cap Value Fund        $ 194,405.28                   34.90%
Multi-Manager Small Cap Growth Fund       $ 359,194.65                   22.19%


                               MASSACHUSETTS TRUST

The Trust is organized as a "Massachusetts business trust" of which each Fund is a separate and distinct series. Copies of the Declaration of Trust for the Trust are on file in the Office of the Secretary of The Commonwealth of Massachusetts and the Office of the Clerk of the City of Boston. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability as described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Funds. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders. Each Fund may be terminated by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                              DESCRIPTION OF SHARES

The Trust is an open-end management investment company organized as a Massachusetts business trust. Each Fund represents a separate series of shares of beneficial interest. The Trust is currently comprised of two series. See "Massachusetts Trust."

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." The rights of redemption and exchange are described in the Prospectus and elsewhere in this SAI.

The shareholders of each Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

Shareholders of a Fund have the right, upon the declaration in writing or vote of more than two thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of a Fund's shares. The Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

The Trustees have authorized the issuance and sale to the public of two series of the Trust. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Funds for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Funds and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Purchases, Redemptions and Exchanges".

                             ADDITIONAL INFORMATION

As used in this SAI and the Prospectus, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of a Fund's shares or the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities, whichever is less.

Telephone calls to the Funds, the Funds' service providers or a Financial Intermediary may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectus do not contain all the information included in the Trusts' Registration Statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in this SAI and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Funds or the Distributor. The Prospectus and this SAI do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

PRINCIPAL HOLDERS. As of March 31, 2005, the following persons owned of record, or were known by the Trust to own beneficially, 5% or more of the outstanding shares of the Funds:


                                           NAME AND ADDRESS OF        PERCENTAGE
FUND                                           SHAREHOLDER               HELD
--------------------------------------------------------------------------------
MULTI-MANAGER SMALL CAP GROWTH FUND
                                        BALSA & CO                      17.54
                                        JPMORGAN CHASE
                                        ATTN: MUTUAL FUNDS SECTION
                                        14221 DALLAS PARKWAY
                                        DALLAS, TX  75254-2942

MULTI-MANAGER SMALL CAP VALUE FUND
                                        BALSA & CO                      17.24
                                        JPMORGAN CHASE
                                        ATTN: MUTUAL FUNDS SECTION
                                        14221 DALLAS PARKWAY
                                        DALLAS, TX  75254-2942


                              FINANCIAL STATEMENTS


The financial statements and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Funds' December 31, 2004 annual report filing made with the SEC on March 11, 2005 (Accession No.
0001047469-05-006162) pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder.

                 (This page has been left blank intentionally.)

                                     PART C
                                OTHER INFORMATION
ITEM 23. EXHIBITS

(a) Declaration of Trust. Filed as an exhibit to the Registration Statement on Form N-1A of the Registrant (File No. 333-102365) as filed with the Securities and Exchange Commission (the "Commission") on January 6, 2003.

(b) By-laws. Filed as an exhibit to the Registration Statement on Form N-1A of the Registrant (File No. 333-102365) as filed with the Commission on January 6, 2003.

(c) Instrument defining rights of shareholders. Incorporated by reference to Exhibits (a) and (b) to the Registration Statement on Form N-1A of the Registrant (File No. 333-102365) as filed with the Commission on January 6, 2003.

(d)(i) Form of Investment Advisory Agreement. Filed as an exhibit to Pre-effective Amendment No. 2 to the Registration Statement on Form N-1A of the Registrant (file No. 333-102365) as filed with the Commission on February 14, 2003.

(d)(ii) Form of Subadvisory Agreement between JPMIM and EARNEST Partners, LLC. Filed as an exhibit to Post-Effective No.1 to the Registration Statement on Form N-1A of the Registrant (File No. 333-102365) as filed with the Commission on February 26, 2003.

(d)(iii) Form of Subadvisory Agreement between JPMIM and ICM Asset Management, Inc. Filed as an exhibit to Post-Effective No.1 to the Registration Statement on Form N-1A of the Registrant (File No. 333-102365) as filed with the Commission on February 26, 2003.

(d)(iv) Form of Interim Subadvisory Agreement between JPMIM and BlackRock Advisors Inc. Incorporated herein by reference to the Registrant's Registration Statement filing with the Securities and Exchange Commission on February 28, 2005 (Accession Number
           0001047469-05-004998).

d)(v) Form of Subadvisory Agreement between JPMIM and UBS Global Asset Management (New York) Inc. Filed as an exhibit to Post-Effective No.1 to the Registration Statement on Form N-1A of the Registrant (File No. 333-102365) as filed with the Commission on February 26, 2003.

d)(vi) Form of Subadvisory Agreement between JPMIM and J.& W. Seligman & Co. Incorporated. Filed as an exhibit to Post-Effective No.1 to the Registration Statement on Form N-1A of the Registrant (File No. 333-102365) as filed with the Commission on February 26, 2003.

(d)(vii) Subadvisory Agreement between JPMIM and Oberweis Asset Management, Inc. dated December 17, 2004. Incorporated herein by reference to the Registrant's Registration Statement filing with the Securities and Exchange Commission on February 28, 2005 (Accession Number 0001047469-05-004998).


(e)(i) Distribution Agreement between the Trust & JPMorgan Distribution Services, Inc. Filed herewith.

(f)        Not Applicable

(g)(i)     Global Custody and Fund Accouting Agreement. Filed herewith.

(h)(i)(a) Administration Agreement between the Trust and JPMorgan Funds Management, Inc. Filed herewith.

(h)(ii)(a) Shareholder Servicing Agreement between the Trust and JPMorgan
           Distribution Services, Inc. Filed herewith.


(h)(iii) Transfer Agency Agreement between the Trust and Boston Financial Data Services, Inc. Filed herewith.


(h)(iv)    Fee Waiver Agreement. Filed herewith.

(i)(i) Opinion and Consent of Nixon Peabody LLP as to the legality of the securities being registered. Filed as an exhibit to Post-Effective No.1 to the Registration Statement on Form N-1A of the Registrant (File No. 333-102365) as filed with the Commission on February 26, 2003.

(j)        Consent of PricewaterhouseCoopers LLP. Filed herewith.

(k)        Not Applicable

(l) Certificate of Sole Shareholder. Filed as an exhibit to Pre-effective Amendment No. 2 to the Registration Statement on Form N-1A of the Registrant (file No. 333-102365) as filed with the Commission on February 14, 2003.

(m)        Not Applicable

(n)        Not Applicable

(o)        Reserved

(p)(1) Code of Ethics for the Funds. Incorporated herein by reference to the Registrant's Registration Statement filing with the Securities and Exchange Commission on February 28, 2005 (Accession Number 0001047469-05-004998).

(p)(2) JPMIM Code of Ethics. Incorporated herein by reference to the Registrant's Registration Statement filing with the Securities and Exchange Commission on February 28, 2005 (Accession Number 0001047469-05-004998).

(p)(3) Code of Ethics for One Group Dealer Services, Inc. Incorporated herein by reference to the Registrant's Registration Statement filing with the Securities and Exchange Commission on February 28, 2005 (Accession Number 0001047469-05-004998).

(p)(4) Code of Ethics of UBS Global Asset Management. Filed as an exhibit to Pre-effective Amendment No. 1 to the Registration Statement on Form N-1A of the Registrant (File No. 333-102365) as filed with the Commission on February 5, 2003.

(p)(5) Code of Ethics of ICM Asset Management, Inc. Filed as an exhibit to Pre-effective Amendment No. 1 to the Registration Statement on Form N-1A of the Registrant (File No. 333-102365) as filed with the Commission on February 5, 2003.

(p)(6) Code of Ethics of BlackRock Advisers Inc. Incorporated herein by reference to the Registrant's Registration Statement filing with the Securities and Exchange Commission on February 28, 2005 (Accession Number 0001047469-05-004998).

(p)(7) Code of Ethics of Earnest Partners, LLC. Filed as an exhibit to Pre-effective Amendment No. 1 to the Registration Statement on Form N-1A of the Registrant (File No. 333-102365) as filed with the Commission on February 5, 2003.

(p)(8) Code of Ethics of J.& W. Seligman & Co., Inc. Filed as an exhibit to Pre-effective Amendment No. 2 to the Registration Statement on Form N-1A of the Registrant (file No. 333-102365) as filed with the Commission on February 14, 2003.

(p)(9) Code of Ethics of Oberweis Asset Management, Inc. Incorporated herein by reference to the Registrant's Registration Statement filing with the Securities and Exchange Commission on February 28, 2005 (Accession Number 0001047469-05-004998).

(99)(a)    Powers of Attorney. Filed herewith

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

Not applicable.

ITEM 25. INDEMNIFICATION

Reference is made to Section 5.3 of Registrant's Declaration of Trust and
Section 1.12 of Registrant's Distribution Agreement.

Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a) The business of J.P. Morgan Investment Management Inc. is summarized in the Prospectus constituting Part A of this Registration Statement, which is incorporated herein by reference. The business or other connections of each director and officer of J.P. Morgan Investment Management Inc is currently listed in the investment advisor registration on Form ADV for J.P. Morgan Investment Management Inc (File No. 801-21011).



(b) BlackRock Advisors Inc.


NAME                    POSITION WITH ADVISOR
----                    ---------------------
Laurence D. Fink        Chief Executive Officer

Ralph L. Schlosstein    President

Robert S. Kapito        Vice Chairman

Robert P. Connolly      General Counsel, Managing
                        Director and Secretary

(c) UBS Global Asset Management (New York) Inc. provides investment advisory services consisting of portfolio management for a variety of individuals and institutions and as of December 31, 2002 had approximately $12.3 billion in assets under management. It presently provides investment advisory services to four other investment companies.

     For information as to any other business, vocation or employment of a substantial nature in which UBS Global Asset Management (New York) Inc.'s and each officer of UBS Global Asset Management (New York) Inc.'s is or has been engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, within the last two fiscal years, reference is made to the Form ADV (File #801-8957) filed by it under the Investment Advisors Act of 1940, as amended.

(d)  ICM Asset Management, Inc.


NAME:  JAMES MARVIN SIMMONS

BUSINESS BACKGROUND: (LAST TWO YEARS)
                                          KIND OF                                              BEG.                END
NAME & ADDRESS OF FIRM                    BUSINESS                    EMPLOYMENT               DATE                DATE
----------------------                    --------                    ----------               ----                ----
ICM Asset Mgmt. Inc.                      Investment                  President, CIO           11/81               Pres.
W. 601 Main Ave., Ste. 600                Adviser                     Director
Spokane, WA  99201

ProManage, Inc.                           Investment                  Investment               10/01               Pres.
55 W. Monroe, Ste. 690                    Adviser                     Committee Member
Chicago, IL 60603-52150                                               Chairman of the          04/01               12/01
                                                                      Board

Koyah Ventures, L.L.C.                    Gen. Partner                Manager                  01/98               Pres.
W. 601 Main Ave., Ste. 600                of Private                  President
Spokane, WA 99201                         Investment
                                          Partnerships

Raven Ventures, L.L.C.                    Investment                  Manager                  06/00               Pres.
W. 601 Main Ave., Ste. 600                Research                    President
Spokane, WA  99201

RedChip Co., L.L.C.                       Research &                  Chairman                 10/01               Pres.
W. 601 Main Ave., Ste. 1118               Investment
Spokane, WA  99201                        Publications

ACB's Aluminum                            Boat                        Director                 07/01               Pres.
Chambered Boats, Inc.                     Manufacturer
803 Harris Ave., Bldg. #6
Bellingham, WA  98225

Isothermal Systems                        Thermal                     Director                 07/02               Pres.
Research, Inc.                            Management
511 3rd Street                            Technology
Clarkston, WA  99403
--------------------------------------------------------------------------------

                                      C-3

NAME:  KEVIN ALAN JONES

BUSINESS BACKGROUND: (LAST TWO YEARS)

                                          KIND OF                                              BEG.                END
NAME & ADDRESS OF FIRM                    BUSINESS                    EMPLOYMENT               DATE                DATE
----------------------                    --------                    ----------               ----                ----
ICM Asset Mgmt., Inc.                     Investment                  *Sr. Vice President      01/93               Pres.
W. 601 Main Ave., Ste. 600                Adviser                      Sr. Port. Manager
Spokane, WA  99201

*Appointed current position 6/02
--------------------------------------------------------------------------------
NAME:  ROBERT NEIL LEWIS

BUSINESS BACKGROUND: (LAST TWO YEARS)

                                          KIND OF                                              BEG.                END
NAME & ADDRESS OF FIRM                    BUSINESS                    EMPLOYMENT               DATE                DATE
----------------------                    --------                    ----------               ----                ----
ICM Asset Mgmt., Inc.                     Investment                  Sr. Portfolio            10/98               Pres.
W. 601 Main Ave., Ste. 600                Adviser                     Manager
Spokane, WA  99201

ProManage, Inc.                           Investment                  Investment               05/02               Pres.
55 W. Monroe, Ste. 690                    Adviser                     Committee Member
Chicago, IL  60603-5150

--------------------------------------------------------------------------------
NAME:  JOHN MALCOM SIMMS

BUSINESS BACKGROUND: (LAST TWO YEARS)

                                          KIND OF                                              BEG.                END
NAME & ADDRESS OF FIRM                    BUSINESS                    EMPLOYMENT               DATE                DATE
----------------------                    --------                    ----------               ----                ----
ICM Asset Mgmt., Inc.                     Investment                  *Vice President          10/98               Pres.
W. 601 Main Ave., Ste. 600                Adviser                     Sr. Fixed Income
Spokane, WA  99201                                                    Portfolio Manager

ProManage, Inc.                           Investment                  Investment               10/01               Pres.
55  W. Monroe, Ste. 690                   Adviser                     Committee Member
Chicago, IL  60603-5150

*Appointed current position 11/00
--------------------------------------------------------------------------------
                                       C-4

NAME:  DOUGLAS SMITH RIVARD

BUSINESS BACKGROUND: (LAST TWO YEARS)

                                          KIND OF                                              BEG.                END
NAME & ADDRESS OF FIRM                    BUSINESS                    EMPLOYMENT               DATE                DATE
----------------------                    --------                    ----------               ----                ----
ICM Asset Mgmt., Inc.                     Investment                  Vice President           10/98               Pres.
W. 601 Main Ave., Ste. 600                Adviser                     Fixed Income
Spokane, WA  99201

--------------------------------------------------------------------------------
NAME:  STEVEN KING NEFF

BUSINESS BACKGROUND: (LAST TWO YEARS)

                                          KIND OF                                              BEG.                END
NAME & ADDRESS OF FIRM                    BUSINESS                    EMPLOYMENT               DATE                DATE
----------------------                    --------                    ----------               ----                ----
ICM Asset Mgmt., Inc.                     Investment                  *Senior V.P.             05/89               Pres.
W. 601 Main Ave., Ste. 600                Adviser
Spokane, WA   99201

ProManage, Inc.                           Investment                  Director                 04/01               Pres.
55 W. Monroe, Ste. 690                    Adviser
Chicago, IL  60603-5150

Petroglyph Vineyard                       Growing                     Vice President           01/97               Pres.
P. O. Box 14                              Grapes
Wishram, WA  98673

Petroglyph Winery                         Producing                   Vice President           01/97               Pres.
P. O. Box 14                              Wine
Wishram, WA  98673

Moose Meadow Arabians                     Showing &                   Owner                    01/95               Pres.
P. O. Box 355                             Raising
Mead, WA  99021                           Arabians

*Appointed current position 8/95
--------------------------------------------------------------------------------
                                     C-5

NAME:  BRIAN JOSEPH CATHCART

BUSINESS BACKGROUND: (LAST TWO YEARS)

                                          KIND OF                                              BEG.                END
NAME & ADDRESS OF FIRM                    BUSINESS                    EMPLOYMENT               DATE                DATE
----------------------                    --------                    ----------               ----                ----
ICM Asset Mgmt., Inc.                     Investment                  *Vice-President          01/92               Pres.
W. 601 Main Ave., Ste. 600                Adviser                     Marketing
Spokane, WA  99201

*Appointed current position 8/95
--------------------------------------------------------------------------------
NAME:  ELIZABETH JEAN GABRIEL

BUSINESS BACKGROUND: (LAST TWO YEARS)

                                          KIND OF                                              BEG.                END
NAME & ADDRESS OF FIRM                    BUSINESS                    EMPLOYMENT               DATE                DATE
----------------------                    --------                    ----------               ----                ----
ICM Asset Mgmt., Inc.                     Investment                  *Vice-President          03/93               Pres.
W. 601 Main Ave., Ste. 600                Adviser                     Marketing
Spokane, WA  99201

*Appointed current position 8/95
--------------------------------------------------------------------------------
                                      C-6

NAME:  DALE OWEN BUTTERFIELD

BUSINESS BACKGROUND: (LAST TWO YEARS)

                                          KIND OF                                              BEG.                END
NAME & ADDRESS OF FIRM                    BUSINESS                    EMPLOYMENT               DATE                DATE
----------------------                    --------                    ----------               ----                ----
ICM Asset Mgmt., Inc.                     Investment                  Chief Operating          09/97               Pres.
W. 601 Main Ave., Ste. 600                Adviser                     Officer
Spokane, WA  99201                                                    Sr. Vice-President/
                                                                      *Corporate Treasurer

ProManage, Inc.                           Investment                  Director                 04/01               Pres.
55 W. Monroe, Ste. 690                    Adviser                     Secretary-Treasurer
Chicago, IL  60603-5150

Inland NW Communications                  Long Distance               Owner                    05/92               Pres.
104 S. Freya Street                       Agent                       President
Spokane, WA  99202

RedChip Co., L.L.C.                       Research &                  President                10/01               01/03
W. 601 Main Ave., Ste. 1118               Investment                  Secretary-Treasurer
Spokane, WA  99201                        Publications

*Appointed Corporate Treasurer 3/99
**Director until September 1998
--------------------------------------------------------------------------------
NAME:  FRANCIS JAY BABINEAU

BUSINESS BACKGROUND: (LAST TWO YEARS)

                                          KIND OF                                              BEG.                END
NAME & ADDRESS OF FIRM                    BUSINESS                    EMPLOYMENT               DATE                DATE
----------------------                    --------                    ----------               ----                ----
ICM Asset Mgmt., Inc.                     Investment                  Sr. Vice President*      06/02               Pres.
W. 601 Main Ave., Ste. 600                Adviser
Spokane, WA  99201

RedChip Co., L.L.C.                       Research &                  President                01/03               Pres.
W. 601 Main Ave., Ste. 1118               Investment
Spokane, WA  99201                        Publications

Simon Marketing, Inc.                     Strategic                   President/COO            11/79               02/02
1900 Ave. of the Stars #400               Marketing
Los Angeles, CA  90067-4301               Consulting/
                                          Manufacturing

* Appointed current position October 2002
--------------------------------------------------------------------------------

                                        C-7

NAME:  MICHAEL SCOTT ATKISON

BUSINESS BACKGROUND: (LAST TWO YEARS)

                                          KIND OF                                              BEG.                END
NAME & ADDRESS OF FIRM                    BUSINESS                    EMPLOYMENT               DATE                DATE
----------------------                    --------                    ----------               ----                ----
ICM Asset Mgmt., Inc.                     Investment                  Sr. Vice President       10/02               Pres.
W. 601 Main Ave., Ste. 600                Adviser                     Vice President           08/02               10/02
Spokane, WA   99201

RedChip Companies, LLC                    Research &                  Vice President           01/02               01/03
W. 601 Main Ave., Ste. 1118               Investment
Spokane, WA  99201                        Publications

Raven Ventures, LLC                       Investment                  Vice President           08/00               Pres.
W. 601 Main Ave., Ste. 600                Research
Spokane, WA  99201

Digital Offering, Inc.                    Broker/                     Registered               07/01               12/02
W. 601 Main Ave., Ste. 600                Dealer                      Representative
Spokane, WA  99201

Kevin, Dann & Partners                    Broker/                     Registered               01/03               Pres.
400 Madison Ave., Ste. 4A                 Dealer                      Representative
New York, NY 10017

Bennett Industries, Inc.                  Tree Farm                   Director                 06/01               Pres.
Route 1 Box 2L                                                        President
Grangeville, ID  83530

Bennett Forest                            Forest                      Director                 09/96               Pres.
Industries, Inc.                          Products                    Vice President
1250 Ironwood Dr., Ste. 320               Manufacturing
Coeur d'Alene, ID  83814

Isothermal Systems                        Thermal                     Director                 08/02               Pres.
Research, Inc.                            Management
511 3rd Street                            Technology
Clarkston, WA  99403
---------------------------------------------------------------------------
                                     C-8

NAME:  ROBERT JAMES LAW

BUSINESS BACKGROUND: (LAST TWO YEARS)

                                          KIND OF                                              BEG.                END
NAME & ADDRESS OF FIRM                    BUSINESS                    EMPLOYMENT               DATE                DATE
----------------------                    --------                    ----------               ----                ----
ICM Asset Mgmt., Inc.                     Investment                  General Counsel/         05/95               Pres.
W. 601 Main Ave., Ste. 600                Adviser                     Chief Compl. Off.
Spokane, WA  99201                                                    Sr. Vice-President/
                                                                      *Corporate Secretary

Koyah Ventures, L.L.C.                    Gen. Partner                Vice-President           01/98               Pres.
W. 601 Main Ave., Ste. 600                of Private
Spokane, WA  99201                        Investment
                                          Partnerships

Raven Ventures, L.L.C.                    Investment                  Vice-President           08/00               Pres.
W. 601 Main Ave., Ste. 600                Research
Spokane, WA  99201

ProManage, Inc.                           Investment                  Director                 01/02               09/02
55 W. Monroe, Ste. 690                    Adviser
Chicago, IL  60603-5150

RedChip Companies, LLC                    Research &                  Vice-President           01/02               01/03
W. 601 Main Ave., Ste. 1118               Investment
Spokane, WA  99201                        Publications
*Appointed Corporate Secretary 03/99
--------------------------------------------------------------------------------


(e) EARNEST Partners, Inc.
Matthew Bronfman, Director

Tweeter Home Entertainment Group
40 Pequot Way
Canton, MA 02021



(f)  Oberweis Asset Management, Inc.



NAME                 POSITION WITH ADVISOR       PRINCIPAL OCCUPATION
----                 ---------------------       --------------------
James D. Oberweis    Chairman of the Board
                     and Director                Chairman of the Board and Director,
                                                 Oberweis Asset Management, Inc.;
                                                 Chairman of the Board, Oberweis Dairy;
                                                 Trustees and president, The Oberweis Funds

Patrick B. Joyce     Executive Vice President,   Executive Vice President, Treasurer and Director,
                     Treasurer and Director      Oberweis Asset Management, Inc.;
                                                 Executive Vice President, Treasurer and Director,
                                                 Oberweis Securities, Inc.; Executive Vice President,
                                                 Treasurer and Director, The Oberweis Funds

Martin L. Yokosawa   Senior Vice President       Senior Vice President, Oberweis Asset Management, Inc.;
                                                 Senior Vice President, Oberweis Securities, Inc.;
                                                 Senior Vice President, The Oberweis Funds

James W. Oberweis    President and Director      President and Director, Oberweis Asset Management, Inc.
                                                 April 2002 to present and Portfolio Manager from
                                                 December 1995 to present (held other officer positions
                                                 from 1995 to March 2002); President and Director,
                                                 Oberweis Securities, Inc.; Senior Vice President,
                                                 The Oberweis Funds

Steven J. LeMire     Vice Preseident,
                     Administration              Vice Preseident, Administration,
                                                 Oberweis Asset Management, Inc., June 2000 to present;
                                                 Compliance Manager, Oberweis Securities, Inc.,
                                                 March 19997 to June 2000;  Vice President and Secretary,
                                                 The Oberweis Funds


(g) J. & W. Seligman & Co. Incorporated

J. & W. Seligman & Co. Incorporated, a Delaware corporation, ("Seligman"), is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of Seligman, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors for at least the last two fiscal years, is as follows (The principal business address of all Seligman companies is 100 Park Avenue, New York, NY 10017):

John H. Clark
J. & W. Seligman & Co. Incorporated - Director & Chief Administrative Officer (2004-) & Managing Director (1999-)
Seligman Data Corp. - President (1997-), Director (1996-)
Seligman Advisors, Inc. - Director (2004-)
Seligman Services, Inc. - Director (2004-)

John B. Cunningham
J. & W. Seligman & Co. Incorporated - Managing Director, Chief Investment Officer & Portfolio Manager (2004-)
Salomon Brothers Asset Management - Managing Director & Senior Portfolio Manager (1991-2004); 399 Park Avenue, New York, NY 10022

Neil T. Eigen
J. & W. Seligman & Co. Incorporated - 1997 - Director (2004-), Managing Director & Portfolio Manager (1997-)
Seligman Advisors, Inc. - Director (2004-)
Seligman Services, Inc. - Director (2004-)

Charles W. Kadlec
J. & W. Seligman & Co. Incorporated - 1985 - Director (2004-), Managing Director (1991-) & Portfolio Manager (2000-)
Seligman Advisors, Inc. - President (2005), Director (2004-), Executive Vice President (2004-2004) & Chief Investment Strategist (1993-2004)
Seligman Services, Inc. - Director & President (2004-)

J. Eric Misenheimer
J. & W. Seligman & Co. Incorporated - 2005 - Senior Vice President & Portfolio Manager
Northern Trust - Senior Vice President & Portfolio Manager (1999-2005);
50 South LaSalle Street, Chicago, IL 60675

Thomas G. Moles
J. & W. Seligman & Co. Incorporated - 1983 - Director, Managing Director & Portfolio Manager (1990-)
Seligman Advisors, Inc. - Director (1990-)
Seligman Services, Inc. - Director (1994-) & Vice President (1996-)

William C. Morris
J. & W. Seligman & Co. Incorporated - Chairman & Director (1988-)
Seligman Services, Inc. - Chairman & Director (1994-)
Seligman Advisors, Inc. - Chairman & Director (1989-)
Seligman Data Corp. - Director (1989-)
Carbo Ceramics, Inc. - Chairman & Director (1987-); 6565 MacArthur Blvd, Irving, TX 75039
Kerr-McGee, Corp. - Director (1977-2003); 123 Robert S. Kerr Avenue, Oklahoma City, OK 73102

Frank J. Nasta
J. & W. Seligman & Co. Incorporated - 1993 - Director (2004-) & Managing Director (2003-),
General Counsel (1999-), Corporate Secretary (1995-) & Senior Vice President (1996-2002)
Seligman Services, Inc. - Director (2004-) & Corporate Secretary (1995-) Seligman Advisors, Inc. - Director (2004-) & Corporate Secretary (1995-) Seligman Data Corp. - Corporate Secretary (1994-)

Albert A. Pisano
J. & W. Seligman & Co. Incorporated - Chief Compliance Officer (2004-), Senior Vice President (2005-), Vice President & Director of Compliance (1998-2004) Seligman Advisors, Inc. - Chief Compliance Officer (2004-), Vice President (1998-) & Director of Compliance (1998-2004)
Seligman Services, Inc. - Chief Compliance Officer (2004-), Vice President (1998-) & Director of Compliance (1998-2004)

Ronald T. Schroeder
J. & W. Seligman & Co. Incorporated - 1981 - Director (1982-), Managing Director & Portfolio Manager (1987-), Chief Investment Officer (1988-2001) & Chief Investment Officer Emeritus (2001-)
Seligman Services, Inc. - Director (1994-2002) & Director (2004-)
Seligman Advisors, Inc. - Director (1981-2002) & Director (2004-)

Rodney G.D. Smith
J. & W. Seligman & Co. Incorporated - Director & Managing Director (1997-) Seligman Advisors, Inc. - Director (2004-)
Seligman Services, Inc. - Director (2004-)

David F. Stein
J. & W. Seligman & Co. Incorporated - 1990 - Director - (1990-) & Vice Chairman (1996-)
Seligman Services, Inc. - Director (1994-), President (2001-2004)
Seligman Advisors, Inc. - Director (1990-)

Paul H. Wick
J. & W. Seligman & Co. Incorporated -1987 - Director (1997-), Managing Director & Portfolio Manager (1995-)
Seligman Advisors, Inc. - Director (2004-)
Seligman Services, Inc. - Director (2004-)

Brian T. Zino
J. & W. Seligman & Co. Incorporated - 1982 - Director (1987-) & President
(1996-)
Seligman Services, Inc. - Director (1994-)
Seligman Advisors, Inc. - Director (1988-)
Seligman Data Corp. - Chairman (1987-) & Director (1986-)

ITEM 27. PRINCIPAL UNDERWRITERS.

(1) Effective February 19, 2005, JPMorgan Distribution Services, Inc. (named One Group Dealer Services, Inc. through February 18, 2005) will become the principal underwriter of the Registrant's shares. JPMorgan Distribution Services, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. JPMorgan Distribution Services, Inc. is located at 1111 Polaris Parkway, Columbus, Ohio 43271. As of the date of this post-effective amendment, One Group Dealer Services, Inc. acts as principal underwriter for the following investment company: One Group Mutual Funds. Effective February 19, 2005, JPMorgan Distribution Services, Inc. will act as the principal underwriter for the following additional investment companies:

J.P. Morgan Fleming Mutual Fund Group, Inc.
J.P. Morgan Fleming Series Trust
J.P. Morgan Mutual Fund Group
J.P. Morgan Mutual Fund Investment Trust
J.P. Morgan Series Trust II
JPMorgan Trust I
JPMorgan Trust II
JPMorgan Value Opportunities Fund Inc.
Undiscovered Managers Funds
JPMorgan Investment Trust

(2) The directors and officers of JPMorgan Distribution Services, Inc. (named One Group Dealer Services, Inc. through February 18, 2005) are set forth below. The business address of each director or officer is 1111 Polaris Parkway, Columbus, Ohio 43271.

                         POSITIONS AND OFFICES
                         WITH ONE GROUP DEALER
NAME                         SERVICES, INC.                      POSITIONS WITH REGISTRANT
----                     ---------------------                   -------------------------
David Thorp              President                               None

Robert L. Young          Vice President                          Senior Vice President

Michael R. Machulski     Director, Vice President and Treasurer  None

Nancy E. Fields          Vice President                          Assistant Secretary

Scott E. Richter         Secretary                               Secretary and Chief Legal Officer

Jessica K. Ditullio      Assistant Secretary                     Assistant Secretary

Charles Wooding          Assistant Treasurer                     None

(c)     Not applicable.

ITEM 28.  Location of Accounts and Records

All accounts, books, records and documents required pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

J.P. Morgan Investment Management Inc., the Registrant's investment adviser, at 522 Fifth Avenue, New York, NY 10036 (records relating to its functions as investment advisor).


J.P. Morgan Fund Distributors, Inc., the Registrant's distributor (through February 18, 2005), 522 Fifth Avenue, New York, New York 10036 (records relating to its functions as distribor).


JPMorgan Distribution Services, Inc. (named One Group Dealer Services, Inc. through February 18, 2005), the Registrant's distributor (effective February 19, 2005), at 1111 Polaris Parkway, Columbus, Ohio 43240 (records relating to its functions as distributor).

JPMorgan Chase Bank, N.A. at 3 MetroTech Center, Brooklyn, New York 11245 (records relating to its functions as shareholder servicing agent (through February 18, 2005), custodian and administrative services agent (through February 18, 2005)).

JPMorgan Funds Management, Inc. (named One Group Administrative Services, Inc. through February 18, 2005), the Registrant's administrator (effective
February 19, 2005), at 1111 Polaris Parkway, Columbus, Ohio 43240 (relating to its functions as administrator).

DST Systems Inc., the Registrant's transfer agent (through February 18, 2005), 210 West 10th Street, Kansas City, MO 64105

Boston Financial Data Services, Inc., the Registrant's transfer agent (effective February 19, 2005), at 2 Heritage Drive, North Quincy, Massachusetts 02171.

UBS Global Asset Management (New York) Inc.
51 West 52nd Street
New York, NY 10019-6114

UBS Global Asset Management (Americas) Inc.
One North Wacker Drive
Chicago, IL 60606

Iron Mountain
Route 9W South
Fort Ewen, NY 12466

Earnest Partners: 75 Fourteenth Street, Suite 2300
Atlanta, GA 30309

ICM Asset Management, Inc.: W. 601 Main Ave., Suite 600
Spokane, WA 99201; and
Devries Information Management
601 East Pacific
Spokane, WA 99202

J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

BlackRock Advisors, Inc.
One Financial Center
Boston, MA 02111

Oberweis Asset Management, Inc.
951 Ice Cream Drive
North Aurora, IL 60542

ITEM 29. MANAGEMENT SERVICES.

Not applicable.

ITEM 30. UNDERTAKINGS.

Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 29th day of April, 2005.

                                       J.P. MORGAN FLEMING SERIES TRUST


                                       By: /s/ George C.W. Gatch
                                           ----------------------------
                                           George C.W. Gatch
                                           President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on April 29, 2005.


Cheryl Ballenger*                 Trustee               April 29, 2005
------------------------
Cheryl Ballenger

Jerry B. Lewis*
------------------------          Trustee               April 29, 2005
Jerry B. Lewis


John R. Rettberg*                 Trustee               April 29, 2005
------------------------
John R. Rettberg


John F. Ruffle*                   Trustee               April 29, 2005
------------------------
John F. Ruffle


Kenneth Whipple, Jr.*             Trustee               April 29, 2005
------------------------
Kenneth Whipple, Jr.


*By /s/ Patricia A. Maleski                By /s/ George C.W. Gatch
-------------------------------            --------------------------------
Patricia A. Maleski                        George C.W. Gatch
Attorney-in-fact                           President


By /s/ Stephanie J. Dorsey
-------------------------------
Stephanie J. Dorsey
Treasurer

                                         EXHIBIT INDEX

EXHIBIT NO.          DESCRIPTION OF EXHIBIT
-----------          ----------------------

(e)(i) Distribution Agreement between the Trust and JPMorgan Distribution Services, Inc.

(g)(i)               Global Custody and Fund Accounting Agreement.

(h)(i)(a) Administration Agreement between the Trust and JPMorgan Funds Management, Inc.

(h)(ii)(a) Shareholder Servicing Agreement between the Trust and JPMorgan Distribution Services, Inc.

(h)(iii) Transfer Agency Agreement between the Trust and Boston Financial Data Services, Inc.

(h)(iv)              Fee Waiver Agreement.

(j)                  Consent of PricewaterhouseCoopers LLP.

(99)(a)              Powers of Attorney.